As filed with the Securities and Exchange Commission on November 22, 2005
Securities Act Registration No. 333-
Investment Company Act Registration No. 811-21725

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
☑     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐     PRE-EFFECTIVE AMENDMENT NO.
☐     POST-EFFECTIVE AMENDMENT NO.
and/or
☑     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑     AMENDMENT NO. 8
Tortoise Energy Capital Corporation
(exact name of registrant as specified in charter)
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
(Address of Principal Executive Offices)
(913) 981-1020
(Registrant’s Telephone Number, Including Area Code)
David J. Schulte
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
(Name and Address of Agent for Service)
Copies to:
Steven F. Carman, Esq.
Blackwell Sanders Peper Martin LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
      If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐
      It is proposed that this filing will become effective (check appropriate box):
      ☐     when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed
	Amount Being	Maximum Offering	Maximum Aggregate	Amount of
Title of Securities Being Registered	Registered(1)	Price Per Unit(1)	Offering Price(1)	Registration Fee

Series I Money Market Cumulative Preferred Shares	Shares		$$1,000,000.00	$117.70

(1)	Estimated solely for the purpose of calculating the registration fee.
      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 22, 2005
PROSPECTUS
$
Tortoise Energy Capital Corporation
Series I Money Market Cumulative Preferred (MMP®) Shares
Liquidation Preference $25,000 per share

Tortoise Energy Capital Corporation (the “Company”) is offering preferred stock (referred to as “Series I Money Market Cumulative Preferred Shares” or “MMP Shares”). The Company is a recently organized, nondiversified, closed-end management investment company. The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders.
Investors in MMP Shares will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. The dividend rate for the initial period from and including the issue date through                     , 2006 will be      % per year. For each subsequent dividend period, the dividend rate will be determined by an auction conducted in accordance with the procedures described in this Prospectus, and in additional detail in Appendix A to the Statement of Additional Information. Generally, following the initial dividend period, each dividend period will be                     days.
Prior to this offering, there has been no private or public market for MMP Shares. MMP Shares will not be listed on any exchange or automated quotation system. Generally, investors may only buy and sell MMP Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in MMP Shares, and a secondary market, if one develops, may not provide investors with liquidity.
(continued on next page)

Investing in MMP Shares involves certain risks. See “Risk Factors” beginning on page 27 of this Prospectus.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$25,000
Sales load
Proceeds to the Company (before expenses)(1)

(1)	Does not include offering expenses payable by the Company estimated to be $ .
The underwriters expect to deliver MMP Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about                     , 2005.

November       , 2005

       This offering is conditioned upon the MMP Shares receiving a rating of “Aa2” from Moody’s Investors Service, Inc. and “AA” from Fitch Ratings.
      MMP Shares will be senior in liquidation and distribution rights to the Company’s common stock. The Company’s common stock is listed on the New York Stock Exchange under the symbol “TYY.” On November 14, 2005, the Company issued two series of auction rate senior notes due November 14, 2045, in an aggregate principal amount of $120,000,000 (“Tortoise Notes”). MMP Shares will be junior in liquidation and distribution rights to Tortoise Notes.
      Under normal circumstances, the Company invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector and at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of master limited partnerships (“MLPs”) and their affiliates in the energy infrastructure sector. Companies (including MLPs) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. There can be no assurance that the Company will achieve its investment objective. Tortoise Capital Advisors, L.L.C., a Delaware limited liability company, serves as the Company’s investment advisor.
      The Prospectus sets forth the information about the Company that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Company, before deciding whether to invest in the MMP Shares, and retain it for future reference. A Statement of Additional Information, dated November      , 2005, containing additional information about the Company, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 64 of this Prospectus, request a free copy of the Company’s annual and semi-annual reports to stockholders, request other information about the Company or make stockholder inquiries by calling 1-800-727-0254 or by writing to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. You also can view the Company’s Statement of Additional Information, the Company’s annual and semi-annual reports to stockholders and the Company’s quarterly reports on the Company’s website (http://www.tortoiseadvisors.com). Information on the Company’s website is not part of this Prospectus. In addition, the SEC maintains a website (http://www.sec.gov) on which you may view the Company’s Statement of Additional Information, the Company’s annual and semi-annual reports and other information about the Company.
      The MMP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      You should rely only on the information contained in or incorporated by reference in this Prospectus and in the Statement of Additional Information, which is, incorporated by reference in this Prospectus, in making an investment decision. Neither the Company nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Company is not, and the underwriters are not, making an offer to sell these MMP Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus, and that the Company’s business, financial condition and prospects may have changed since this date. The Company will amend or supplement this Prospectus to reflect material changes to the information contained in this Prospectus to the extent required by applicable law.

      This Prospectus and the Statement of Additional Information contain “forward-looking statements” within the meaning of the Securities Act of 1933, as amended (the “1933 Act”). Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Company’s shares will trade in the public markets and other factors discussed in the Company’s periodic filings with the SEC.

i

PROSPECTUS SUMMARY
      This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, including the Articles Supplementary related to the MMP Shares (the “Articles Supplementary”) attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in Appendix A of the Statement of Additional Information.

The Company	Tortoise Energy Capital Corporation is a recently organized, nondiversified, closed-end management investment company. The Company commenced operations on May 31, 2005. The Company’s common stock, $0.001 par value per share, is traded on the New York Stock Exchange (the “NYSE”) under the symbol “TYY.” See “Description of Capital Stock.” As of , 2005, the Company had shares of common stock outstanding and net assets applicable to shares of common stock of $ million.

The Advisor	Tortoise Capital Advisors, L.L.C. (the “Advisor”) was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing investments in portfolios of MLP investments since that time. In February 2004, the Advisor commenced managing the investments of Tortoise Energy Infrastructure Corporation (“TYG”) and in October 2005 commenced managing the investments of Tortoise North American Energy Corporation (“TYN”). TYG, whose shares trade on the NYSE under the symbol “TYG,” is a nondiversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. TYN, whose shares trade on the NYSE under the symbol “TYN,” is a nondiversified, closed-end management investment company that was created to invest principally in Canadian royalty trusts and income trusts and publicly traded United States MLPs. As of , 2005, TYG had total assets of approximately $ million and TYN had total assets of approximately $ million. As of , 2005, the Advisor had approximately $ billion of client assets under management, including the assets of TYG, TYN and the Company. As disclosed more completely below, the Advisor may allocate certain investment opportunities among the Company and its other clients, including TYG and TYN.

Fountain Capital Management, L.L.C. (“Fountain Capital”) and Kansas City Equity Partners LC (“KCEP”) control the Advisor through their equity ownership and management rights in the Advisor. The Advisor’s investment committee is comprised of five portfolio managers. The principal business address of the Advisor is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

The Offering	The Company is offering an Series I Money Market Cumulative Preferred Shares at a purchase price of $25,000 per share ($ aggregate liquidation preference) plus accumulated dividends, if any, from the Original Issue Date. MMP Shares are being offered by and as underwriters. See “Underwriting.”

It is a condition of the underwriters’ obligation to purchase the MMP Shares that the MMP Shares receive a rating of “Aa2” from Moody’s Investors Service Inc. (“Moody’s”) and “AA” from Fitch Ratings (“Fitch”).

The issuance of MMP Shares represents the leveraging of the Company’s common stock. See “Risk Factors — General Risks of Investing in the Company — Leverage Risk.”

The Company will invest the net proceeds of the offering in accordance with the Company’s investment objective and policies described under “Investment Objective and Principal Investment Strategies.” The Company anticipates that it may take up to six months following completion of this offering until the Company’s assets are fully invested in accordance with the Company’s investment objective and policies. During the period in which the Company is investing the net proceeds of this offering, it will deviate from its investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities.

MMP Shares	MMP Shares are not listed on an exchange or automated quotation system. Instead, you may buy or sell MMP Shares at an Auction that normally is held every days by submitting orders to a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in MMP Shares outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide MMP stockholders with liquidity. You may transfer MMP Shares outside of Auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to the Company or any of its affiliates, in certain cases.

The dividend rate for the initial Dividend Period from and including the Original Issue Date through , 2006, will be % per year. The first Auction Date for MMP Shares will be , 2006 and the initial Dividend Payment Date will be , 2006. Subsequent Auctions generally will be held every days unless the then current Dividend Period is a Special Dividend Period, the date that normally would be the Auction Date is not a Business Day or unforeseen events preclude the holding of an Auction.

Auction Procedures	You may buy, sell or hold MMP Shares through an Auction. Beneficial Owners and Potential Beneficial Owners of MMP Shares may participate in Auctions only by submitting Orders through broker-dealers who have entered into an agreement with the Auction Agent and the Company (a “Broker-Dealer”) or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In general, the types of Orders that may be placed with a Broker-Dealer include: Hold Orders, Sell Orders, Bids to sell and Bids to purchase. The following is a brief summary of the Auction Procedures for both Beneficial Owners and Potential Beneficial Owners. See “The Auction — Auction Procedures” for more detailed information.

Beneficial Owners. Prior to the Submission Deadline on each Auction Date for MMP Shares, each Beneficial Owner may submit Orders with respect to MMP Shares of such series to a Broker-Dealer as follows:

• Hold Order — indicating its desire to hold MMP Shares without regard to the Applicable Rate for MMP Shares for the next succeeding Dividend Period of MMP Shares.

• Bid — indicating its desire to sell the number of Outstanding MMP Shares, if any, held by such Beneficial Owner if the Applicable Rate for MMP Shares for the next succeeding Dividend Period of MMP Shares shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

• Sell Order — indicating its desire to sell the number of Outstanding MMP Shares, if any, held by such Beneficial Owner without regard to the Applicable Rate for MMP Shares for the next succeeding Dividend Period of MMP Shares.

Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects as described below:

• A Beneficial Owner of MMP Shares that submits a Bid with respect to MMP Shares to its Broker-Dealer having a rate higher than the Maximum Rate for MMP Shares on the Auction Date will be treated as having submitted a Sell Order with respect to such MMP Shares.

• A Beneficial Owner of MMP Shares that fails to submit an Order with respect to such MMP Shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such MMP Shares.

Potential Beneficial Owners. A customer of a Broker-Dealer that is not a Beneficial Owner of MMP Shares but that wishes to purchase MMP Shares, or that is a Beneficial Owner of MMP Shares that wishes to purchase additional MMP Shares (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase such number of Outstanding MMP Shares specified in such bid if the Applicable Rate for MMP Shares determined on such Auction Date shall be higher than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of MMP Shares specifying a rate higher than the Maximum Rate for MMP Shares on the Auction Date will not be accepted.

The Auction Process. If Sufficient Clearing Bids for MMP Shares exist (that is, the aggregate number of MMP Shares subject to Submitted Bids of Potential Beneficial Owners specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for MMP Shares exceeds, or is equal to, the number of MMP Shares subject to Submitted Sell Orders), the Applicable Rate for MMP Shares for the next succeeding Dividend Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Beneficial Owners and Potential Beneficial Owners, would result in Beneficial Owners and Potential Beneficial Owners owning the aggregate number of MMP Shares available for purchase in the Auction.

If Sufficient Clearing Bids for MMP Shares do not exist (other than because all of the Outstanding MMP Shares are subject to Submitted Hold Orders), then the Applicable Rate for all MMP Shares for the next succeeding Dividend Period will be the Maximum Rate for MMP Shares.

The Auction Procedures include a pro rata allocation of MMP Shares for purchase and sale, which may result in a Beneficial Owner continuing to hold or selling, or a Potential Beneficial Owner purchasing, a number of MMP Shares that is less than the number of MMP Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository in accordance with the Securities Depository’s normal procedures.

Dividends and Dividend Periods	Subsequent to the initial Dividend Period, each Dividend Period generally will be days in length. The Applicable Rate for a particular Dividend Period usually will be determined by an Auction conducted on the Business Day immediately preceding the start of the Dividend Period. In most instances, dividends are also payable every days, on the day following the end of the Dividend Period. Prior to any Auction, the Company may elect, subject to limitations described herein, upon giving notice to the Auction Agent and each Broker-Dealer, a Special Dividend Period. A Special Dividend Period is a Dividend Period consisting of a specified number of days ( ). A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of a Special Dividend Period. If Sufficient Clearing Bids do not exist at the Auction, the Dividend Period commencing on the Business Day succeeding the Auction will be a day Dividend Period. See “Description of Money Market Cumulative Preferred Shares — Dividends and Dividend Periods — Determination of Dividend Rate” and “The Auction.”

Determination of Applicable Rate	Except during a Default Period, the Applicable Rate for any Dividend Period for MMP Shares will not be more than the Maximum Rate. The Maximum Rate will depend on the credit rating assigned to the MMP Shares and on the duration of the Dividend Period. The Maximum Rate will be the Applicable. Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to the MMP Shares by Moody’s and Fitch, as follows:

Moody’s	Fitch	Applicable
Credit Rating	Credit Rating	Percentage

Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%

For Standard Dividend Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate. The Applicable Rate for any Dividend Period commencing during any Default Period, and the Default Rate described under “Description of Money Market Cumulative Preferred Shares,” initially will be 300% of the Reference Rate. The Reference Rate is the greater of:

(1) the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or

(2) the applicable London-Interbank Offered Rate (“LIBOR”).

Restrictions on Dividends, Redemption and Other Payments	On November 14, 2005, the Company issued two series of auction rate senior notes due November 14, 2045, in an aggregate principal amount of $120,000,000 (“Tortoise Notes”), which constitute senior securities representing indebtedness (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Company may not declare any dividend on MMP Shares unless, after giving effect to such dividend, asset coverage with respect to such Tortoise Notes (and any other Borrowings (defined below in “Leverage”)) is at least 200%. In addition, the Company would not be permitted to declare any other distribution on or purchase or redeem MMP Shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to such Tortoise Notes (and any other Borrowings) is at least 300%. Dividends or other distributions on, or redemptions or purchases of, MMP Shares also would be prohibited at any time that an event of default under the Tortoise Notes (and any other Borrowings) has occurred and is continuing. See “Description of Money Market Cumulative Preferred Shares — Restrictions on Dividend, Redemption and Other Payments.” In addition, the Company may make further use of financial leverage through other Borrowings which constitute senior securities representing indebtedness under the 1940 Act.

Asset Maintenance	The Company must maintain Eligible Assets having an aggregated Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of each Valuation Date. The Company also must maintain asset coverage for the MMP Shares on a non-discounted basis of at least 200% as of the last Business Day of each month (the “1940 Act MMP Shares Asset Coverage”). See “Rating Agency Guidelines.”

The Discount Factors and guidelines for calculating the Discounted Value of the Company’s portfolio for purposes of determining whether the MMP Shares Basic Maintenance Amount has been satisfied will be established by Moody’s and Fitch in connection with the Company’s anticipated receipt from Moody’s and Fitch of the “Aa2” and “AA” Credit Ratings, respectively, with respect to the MMP Shares on their Original Issue Date.

The Company estimates that on the Original Issue Date, the 1940 Act MMP Shares Asset Coverage, based on the composition of its portfolio as of , 2005, after giving effect to the issuance of the outstanding Tortoise Notes and the MMP Shares offered hereby ($ ) and the deduction of underwriter discounts and commissions and estimated offering expenses for such MMP Shares ($ ), will be %.

In addition, the Company must maintain asset coverage requirements imposed in connection with Tortoise Notes and there may be additional asset coverage requirements imposed in connection with other Borrowings, if any.

Redemption	The Company may be required to redeem MMP Shares if, for example, the Company does not meet an asset coverage ratio required by law or in order to correct a failure to meet Rating Agency Guidelines in a timely manner. Although the Company ordinarily will not redeem the MMP Shares, the Company may voluntarily redeem MMP Shares if, for example, its Board of Directors determines that the Company could obtain more favorable interest rates from an alternative source of financing and the Company satisfies certain legal and contractual requirements. See “Description of Money Market Cumulative Preferred Shares — Redemption.”

Liquidation Preference	The liquidation preference of the MMP Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See “Description of Money Market Cumulative Preferred Shares — Liquidation Rights.”

Voting Rights	Except as otherwise indicated, holders of MMP Shares have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of the MMP Shares and any other preferred stock voting as a separate class have the right to elect two directors of the Company at all times. The holders of outstanding common stock and preferred stock, including MMP

Shares, voting together, shall elect the remainder. However, upon the Company’s failure to pay dividends on the MMP Shares and any other preferred stock in an amount equal to two full years of dividends, the holders of the MMP Shares and any other preferred stock have the right to elect, as a class, the smallest number of additional directors as shall be necessary to assure that a majority of the directors has been elected by the holders of the MMP Shares and any other preferred stock. The terms of the additional directors shall end when the Company pays or provides for all accumulated and unpaid dividends. See “Description of Money Market Cumulative Preferred Shares — Voting Rights.”

Investment Objective and Principal Investment Strategies	The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. There is no assurance that the Company will attain its investment objective. See “Investment Objective and Principal Investment Strategies” and “Risk Factors.”

As a nonfundamental investment policy, under normal circumstances, the Company will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector and at least 80% of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. Companies (including MLPs) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. The Company invests solely in entities organized in the United States.

Nonfundamental Investment Policies. The Company has adopted the following additional nonfundamental investment policies:

• The Company may invest up to 50% of its total assets in restricted securities, all of which may be illiquid securities. The restricted securities that the Company may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

• The Company may invest up to 20% of its total assets in debt securities, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B- by Standard & Poor’s Ratings Group (“S&P’s”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Advisor.

• The Company will not invest more than 15% of its total assets in any single issuer.

• The Company will not engage in short sales.

As used in the bullets above, the term “total assets” includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy. The Company’s Board of Directors may change the Company’s nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. During the period in which the Company is investing the net proceeds of this offering, it will deviate from its investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates or deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities.

Equity Securities of MLPs and their Affiliates. The Company intends to invest primarily in equity securities of MLPs, which currently consist of common units and convertible subordinated units. The Company also may invest in I-Shares issued by affiliates of MLPs. As of the date of this Prospectus, substantially all MLP common units and I-Shares in which the Company intends to invest are of a class listed and traded on the NYSE, American Stock Exchange (“AMEX”) or NASDAQ National Market. The Company also may purchase MLP common units directly from MLPs or unitholders of MLPs. MLP convertible subordinated units are a class of securities not listed or publicly traded, and are typically purchased in directly negotiated transactions with MLP affiliates or institutional holders of such shares. MLP subordinated units are typically convertible into a class of securities listed and traded on the NYSE, AMEX or NASDAQ National Market. The Company also may invest in securities of general partners or other affiliates of MLPs and in securities of private companies. It is anticipated that all publicly traded MLPs in which the Company will invest will have an equity market capitalization greater than $100 million.

MLP common unit holders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions (“MQD”), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible to common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordi-

nated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights. I-Shares typically are issued by a limited liability company that owns an interest in and manages an MLP. An I-Share issuer’s assets consist solely of MLP I-units and, therefore, I-Shares represent an indirect investment in MLPs. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. The Company invests in I- Shares only if it believes it will have adequate cash to satisfy its distribution targets.

Recently, some energy infrastructure companies in which the Company may invest have been organized as limited liability companies (“LLCs”). Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. These common units possess characteristics similar to those of MLP common units, as discussed in more detail below. See “Investment Objective and Principal Investment Strategies — Investment Securities.”

Temporary Investments and Defensive Investments. Pending investment, the Company may invest up to 100% of the net offering or leverage proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities. The Company also may invest in these instruments on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

In addition, under adverse market or economic conditions, the Company may invest 100% of its total assets in these securities. The yield on these securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objective.

Hedging Transactions	The Company may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company’s leveraged capital structure. The Company does not intend to hedge the interest rate risk of portfolio holdings. Interest rate transactions that the Company may use for hedging purposes will expose the Company to risks that differ from the risks associated with its portfolio holdings. Hedging may result in poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in hedging. See “Investment Objective and Principal Investment

Strategies — Hedging Transactions” and “Risk Factors — General Risks of Investing in the Company — Hedging Strategy Risk.”

Leverage	The Company intends to use financial leverage, including issuing MMP Shares, primarily for investment purposes. The Company currently anticipates its use of leverage to represent approximately % of its total assets, as of , 2005, including the proceeds of this offering. In addition to the issuance of MMP Shares in an amount currently estimated to represent approximately % of the Company’s total assets, the Company issued Tortoise Notes on November 14, 2005 in an aggregate principal amount representing approximately % of the Company’s total assets. The Company may make further use of financial leverage through other Borrowings, including the issuance of commercial paper or other notes. Throughout this Prospectus, commercial paper, notes or other borrowings, including Tortoise Notes, are collectively referred to as “Borrowings.” Payments to holders of MMP Shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

Risks	The following discussion summarizes the principal risks that you should consider before investing in MMP Shares and the Company. For additional information about the risks associated with MMP Shares and the Company, see “Risk Factors.”

Risks of MMP Shares. The primary risks of investing in MMP Shares are as follows:

Interest Rate Risk. MMP Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividends on the MMP Shares may rise so that the amount of dividends due to holders of MMP Shares would exceed the amount of income generated by the Company’s portfolio securities. This might require that the Company sell portfolio securities at a time when it would otherwise not do so, which may affect adversely the Company’s future earnings ability. In addition, rising market interest rates could impact negatively the value of any debt securities in the Company’s investment portfolio, reducing the amount of assets serving as asset coverage for the MMP Shares.

Auction Risk. You may not be able to sell your MMP Shares at an Auction if the Auction fails; that is, if there are more MMP Shares offered for sale than there are buyers for those MMP Shares. Also, if you place hold orders (orders to retain MMP Shares) at an Auction only at a specified rate, and the bid rate exceeds the rate set at the Auction, you will not retain your MMP Shares. Finally, if you buy MMP Shares or elect to retain MMP Shares without specifying a rate below which you would not wish to buy or continue to hold those MMP Shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your MMP Shares than the market rate of interest. See “Description of Money Market Cumulative Preferred Shares” and “The Auction — Auction Procedures.”

Secondary Market Risk. If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your MMP Shares, or you may not be able to sell them for the liquidation preference plus accumulated dividends. If the Company has designated a Special Dividend Period (a dividend period other than days), changes in interest rates could affect the price you would receive if you sold your MMP Shares in the secondary market. Broker-dealers that maintain a secondary trading market for MMP Shares are not required to maintain this market and the Company has no control over the establishment or maintenance of this market. The Company is not required to redeem MMP Shares if an Auction or an attempted secondary market sale fails. MMP Shares are not listed on an exchange or automated quotation system. If you sell your MMP Shares to a broker-dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction.

Senior Leverage Risk. The MMP Shares will be junior to Tortoise Notes and any other Borrowings. The Tortoise Notes and any other Borrowings may constitute a substantial lien and burden on MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in liquidation. The Company may not be permitted to declare dividends or other distributions with respect to the MMP Shares unless at the time thereof the Company meets certain asset coverage requirements and the payment of principal and interest is not in default with respect to the Tortoise Notes or any other Borrowings.

Ratings and Asset Coverage Risk. While Moody’s and Fitch are expected to assign ratings of “Aa2” and “AA,” respectively, to MMP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MMP Shares. A rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade MMP Shares, which may make your securities less liquid at an Auction or in the secondary market. If a rating agency downgrades the ratings assigned to MMP Shares, the Company may alter its portfolio or redeem MMP Shares. The Company may voluntarily redeem MMP Shares under certain circumstances. See “Description of Money Market Cumulative Preferred Shares — Redemption.”

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or “real”) value of your MMP Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MMP Shares and the dividend payable to holders of MMP Shares declines. In an inflationary period, however, it is expected that, through the Auction process, dividend rates would increase, tending to offset this risk. See “Risk Factors — Risks of Investing in the MMP Shares — Inflation Risk.”

Company Risks. The Company’s net asset value, its ability to pay dividends and the liquidation preference on MMP Shares, and its ability to meet asset coverage requirements depends on the performance of the Company’s investment portfolio. The performance of the Company’s investment portfolio is subject to a number of risks, including the following:

Conflicts of Interest. Conflicts of interest may arise from the fact that the Advisor and its affiliates carry on substantial investment activities for other clients, including TYG and TYN. The Advisor or its affiliates may have financial incentives to favor certain of such accounts over the Company. When two or more clients advised by the Advisor or its affiliates seek to purchase or sell the same publicly traded securities, it may adversely affect the price or size of the position the Company may obtain. In addition, to the extent that the Advisor becomes aware of certain material non-public information related to the MLPs, such as acquisitions contemplated by the MLPs, possession of this information may preclude the Company from investing in or selling securities of an MLP at the most advantageous time. Restrictions under the 1940 Act may preclude the Company and its affiliates from co-investing in private placements of securities and may restrict its ability to liquidate a position quickly.

Energy Infrastructure Sector. The Company invests in the energy sector, with an emphasis on securities issued by MLPs and their affiliates in the energy infrastructure sector. The primary risks inherent in the energy infrastructure MLPs include the following: (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure, (2) the profitability of MLPs may be impacted by a significant decrease in the production, transportation, processing, storing or distribution of energy commodities, (3) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues and cash flows, (4) energy infrastructure assets deplete over time and must be replaced, (5) a rising interest rate environment could increase an MLP’s cost of capital, and (6) extreme weather patterns could result in significant volatility in the supply of energy and power which could affect the value of the securities in which the Company invests.

Leverage Risk. Subject to limits imposed by the 1940 Act and the Rating Agency Guidelines, the Company may increase its leverage above the amount estimated after the currently anticipated offering of MMP Shares as previously described. The Company intends to use leverage primarily for investment purposes. The Company’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Liquidity Risk. Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations. Investment in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when the Company believes it is desirable to do so, may restrict the ability of the Company to take advantage of other opportunities, and may be more difficult to value.

Valuation Risk. The Company may invest up to 50% of total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be determined based on fair valuations determined by the Advisor pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely the ability of the Company to determine net asset value. The sale price of securities that are restricted or otherwise not readily marketable may be higher or lower than the Company’s most recent valuations.

Nondiversification Risk. The Company is a nondiversified investment company under the 1940 Act, and it is not a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, there are no limits under the Internal Revenue Code with respect to the number or size of securities held by the Company. To the extent the Company invests close to 15% of the value of its total assets (the maximum amount it can invest in one issuer pursuant to its non-fundamental investment policies) in the securities of a single issuer, or a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible to economic, political or regulatory occurrences that affect only one or a few issuers than a more widely diversified investment company.

See “Risk Factors — General Risks of Investing in the Company” for a more detailed discussion of these risks and other risks of investing in the Company.

Unlike most investment companies, the Company has not elected to be treated as a regulated investment company under the Internal Revenue Code. Therefore, the Company is obligated to pay federal and applicable state corporate taxes on its taxable income. The Company is not subject to the Internal Revenue Code rules limiting the assets in which regulated investment companies can invest. These rules limit the extent to which a regulated investment company can invest in MLP(s). In addition, unlike regulated investment companies, the Company is not effectively required by the Internal Revenue Code to distribute substantially all of its income and capital gains.

Taxation of MMP Distributions	Dividends with respect to MMP Shares from the Company’s earnings and profits allocated to such shares generally will be taxed as ordinary income, but may qualify for the dividends received deduction for corporate stockholders or for treatment as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate stockholders. Distributions in excess of the Company’s allocable earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her MMP Shares, and, after such adjusted basis is reduced to zero, will be treated as gain from the sale or exchange of such MMP Shares. Because the Company will invest a substantial portion of its assets in MLPs, which are expected to generate cash in excess of its taxable income to stockholders, it is possible that dividends payable on MMP Shares could exceed earnings and profits, which would be treated as a tax-free return of capital and gain from the sale or exchange of the MMP Shares, as described above. See “Federal Income Tax Matters.”

Auction Agent	will serve as Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to MMP Shares.

Book-Entry Only	Except as described herein, investors in MMP Shares will not receive certificates representing ownership of their shares. Ownership of MMP Shares will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor’s Agent Member. The investor’s Agent Member, in turn, will maintain records of the investor’s beneficial ownership of MMP Shares. Accordingly, references in this Prospectus to an investor’s investment in or purchase, sale or ownership of MMP Shares are to purchases, sales or ownership of those shares by Beneficial Owners.

Dividends on the MMP Shares will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository’s normal procedures provide for it to distribute the dividends in same-day funds to Agent Members, who are in turn expected to distribute the dividends to the person for whom they are acting as agent in accordance with the instructions of that person. See “Description of Money Market Cumulative Preferred Shares — Dividends and Dividend Periods.”

FINANCIAL HIGHLIGHTS
      Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/ Supplemental Data” shows the unaudited operating performance of the Company from the commencement of the Company’s investment operations on May 31, 2005 through                     , 2005. Since the Company commenced operations on May 31, 2005, the table covers approximately       months of operations, during which a substantial portion of the Company’s assets were held in cash pending investment in securities that meet the Company’s investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Company’s operating performance.

Period from
May 31, 2005(1)
through
, 2005

(Unaudited)
Per Common Share Data(2):
Net Asset Value
Public offering price
Underwriting discounts and offering costs

Income from Investment Operations:
Net investment income
Net realized and unrealized gain on investments
Total gain from investment operations

Less Dividends to Common Stockholders:
Net investment income
Return of capital
Total dividends to stockholders

Net Asset Value, end of period

Per share market value, end of period
Total Investment Return on Market Value(3)

Supplemental Data and Ratios(4)
Net assets applicable to common stockholders, end of period (000’s)
Ratio of expenses to average net assets before current and deferred income tax expense
Ratio of expenses to average net assets after current and deferred income tax expense
Ratio of investment income to average net assets before current and deferred income tax expense
Ratio of investment income to average net assets after current and deferred income tax expense
Tortoise Auction Rate Senior Notes (000’s)
Per share amount of borrowings outstanding at end of period
Per share amount of net assets, excluding borrowings, at end of period
Asset coverage ratio of auction rate senior notes(5)
Portfolio turnover rate

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Information is annualized for periods less than one full year.

(5)	Represents net assets, excluding borrowings, at end of month divided by borrowings outstanding at end of period.

      The following table sets forth information about the Company’s outstanding senior securities representing indebtedness as of                     , 2005:

			Average Market
		Asset Coverage	Value Per $25,000
	Total Principal	Per $1,000 of	of Principal
Title of Security	Amount Outstanding	Principal Amount	Amount

Tortoise Notes, Series A	$60,000,000		$25,000
Tortoise Notes, Series B	$60,000,000		$25,000
THE COMPANY
      The Company is a recently organized, nondiversified, closed-end management investment company registered under the 1940 Act. The Company was organized as a Maryland corporation on March 4, 2005, pursuant to a charter (the “Charter”) governed by the laws of the State of Maryland. On May 31, 2005, the Company issued 14,000,000 shares of common stock, par value $0.001 per share, in its initial public offering. On June 30, 2005 and July 7, 2005, the Company issued an additional 1,250,000 and 637,000 shares of common stock, respectively, in connection with partial exercises by the underwriters of their over allotment option. The proceeds of the initial public offering and subsequent exercises of the over allotment option were approximately $378.3 million, after the payment of underwriting discounts and commissions and offering expenses. On November 14, 2005, the Company issued $120,000,000 aggregate principal amount of Tortoise Notes. The Company’s common stock is listed on the NYSE under the symbol “TYY.” The Company commenced investing its assets on May 31, 2005. As of                     , 2005, the Company had net assets of approximately $          million attributable to its common stock. The Company’s principal office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
      The following provides information about the Company’s outstanding securities as of                     , 2005:

		Amount
		Held by the
	Amount	Company or for	Amount
Title of Class	Authorized	its Account	Outstanding

Common Stock	100,000,000	0
Tortoise Notes
Series A	$60,000,000	0	$60,000,000
Series B	$60,000,000	0	$60,000,000
Preferred Shares (including MMP Shares)	10,000,000	0	0
MMP Shares		0	0
USE OF PROCEEDS
      The net proceeds of the offering of MMP Shares will be approximately $                     after payment of the underwriting discounts and commissions and estimated offering costs. The Company estimates that the net proceeds of this offering will be fully invested in accordance with the Company’s investment objective within six months of the closing. It may take the Company up to six months to invest the net proceeds of this offering for several reasons, including the lack of availability of suitable investments, difficulty in securing firm commitments for direct placements and the trading market and volumes of the securities of publicly traded MLPs and their affiliates. Pending such investment, the net proceeds may be invested in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities — all of which are expected to provide a lower yield than the securities of MLPs and their affiliates.

CAPITALIZATION
      The following table sets forth the capitalization of the Company as of                     , 2005, and as adjusted to give effect to the issuance of the shares of MMP Shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with the offering of MMP Shares.

	Actual	As Adjusted

(Unaudited)
Long-Term Debt:
Tortoise Notes, denominations of $25,000 or any multiple thereof*
Preferred Shares Outstanding:
MMP Shares, $.001 par value per share, $25,000 stated value per share at liquidation; shares authorized (no shares issued and shares issued, as adjusted), respectively*
Common Stockholders’ Equity:
Common Stock, $.001 par value per share; 100,000,000 shares authorized, shares outstanding*
Additional paid-in capital
Undistributed net investment income
Accumulated net realized loss from investments:
Net unrealized appreciation of investments
Net assets applicable to common stock

*	None of these outstanding shares/notes are held by or for the account of the Company.

**	As adjusted, additional paid-in capital reflects the proceeds of the issuance of the common stock ($ ) less $.001 par value per share of common stock ($ ) less the estimated offering costs related to the issuance of preferred shares in the amount of $ .

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
Investment Objective
      The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. For purposes of the Company’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company invests regardless of the tax character of the distributions. The Company seeks to provide its stockholders with an efficient vehicle to invest in a portfolio consisting primarily of MLPs and their affiliates in the energy infrastructure sector. Similar to the tax characterization of cash distributions made by MLPs to its unit holders, the Company believes that a relatively high portion of its distributions to stockholders may be treated as return of capital.
Energy Infrastructure Sector
      The Company invests primarily in the energy infrastructure sector. The Company pursues its objective by investing principally in a portfolio of equity securities issued by MLPs and their affiliates, including restricted securities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. Restricted securities are expected to provide a higher total return to the Company than securities traded in the open market, although restricted securities are subject to risks not associated with listed securities. A more detailed description of investment policies and restrictions, including those deemed to be fundamental and thus subject to change only with the approval of the holders of a majority of the Company’s outstanding voting securities, and more detailed information about portfolio investments are contained later in this Prospectus and in the Statement of Additional Information.
      Energy Infrastructure Sector. Companies (including MLPs) in the energy infrastructure sector engage in the business of gathering, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil, refined petroleum products or other natural resources, or exploring, developing, managing or producing such commodities. Energy infrastructure companies do not operate as “public utilities” or “local distribution companies,” and (other than most pipeline MLPs) are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (“FERC”) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.
      Master Limited Partnerships. Under normal circumstances, the Company invests at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. MLPs are organized as partnerships, thereby eliminating income tax at the entity level. The typical MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and that only convert to common if certain financial tests are met.
      As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
      MLPs in the energy sector in which the Company will invest can generally be classified into the following categories:

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs may also operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity at a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act (the “Clean Air Act”) have on coal-end users.
Investment Process
      Under normal circumstances, the Company invests at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Advisor tends to seek securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Advisor’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Advisor intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by the Advisor’s in-house investment analysts. To determine whether a company meets its criteria, the Advisor generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all of the publicly traded MLPs in which the Company will invest will have a market capitalization greater than $100 million.

Investment Policies
      The Company seeks to achieve its investment objective by investing primarily in securities of MLPs that the Advisor believes offer attractive distribution rates and capital appreciation potential. The Company may also invest in other securities set forth below if the Advisor expects to achieve the Company’s objective with such investments.
      The following are the Company’s fundamental investment limitations set forth in their entirety. The Company may not:

(1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions under the SEC thereunder;

(4) concentrate (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the group of industries constituting the energy sector;

(5) underwrite securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in its portfolio;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.
      These fundamental investment limitations may not be changed without the approval of the holders of a majority of the Company’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).
      The Company also has adopted the following nonfundamental policies:

•	Under normal circumstances, the Company will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector.

•	The Company will also invest at least 80% of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector.

•	The Company may invest up to 50% of its total assets in restricted securities, all of which may be illiquid securities. The restricted securities that the Company may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

•	The Company may invest up to 20% of its total assets in debt securities, including certain securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B– by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Advisor.

•	The Company will not invest more than 15% of its total assets in any single issuer.

•	The Company will not engage in short sales.
      As used in the bullets above, the term “total assets” includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy. During the period in which the Company is investing the net proceeds of this offering, it will deviate from its investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities.
      The Company’s Board of Directors may change the Company’s nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.
Investment Securities
      The types of securities in which the Company may invest include, but are not limited to, the following:
      Equity Securities of MLPs. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by MLPs, including common units, convertible subordinated units, and equity securities issued by affiliates of MLPs, including I-Shares and LLC common units.
      The table below summarizes the features of these securities, and a further discussion of these securities follows:

Convertible Subordinated
	Common Units(1) (for MLPs	Units (for MLPs taxed as
	taxed as partnerships)	partnerships)	I-Shares

Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights
Dividend Priority	First right to MQD specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares
Dividend Rate	Minimum set in Partnership Agreement; participate pro rata with subordinated after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units
Trading	Listed on NYSE, AMEX and NASDAQ National Market	Not publicly traded	Listed on NYSE
Tax Treatment	Ordinary income to the extent of taxable income allocated to holder; tax- free return of capital on distributions to extent of holder’s basis; excess distributions generally as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced

Convertible Subordinated
	Common Units(1) (for MLPs	Units (for MLPs taxed as
	taxed as partnerships)	partnerships)	I-Shares

Type of Investor	Retail; creates UBTI for tax-exempt investor; regulated investment companies are limited to investing 25% of assets in MLPs	Same as common units	Retail and institutional; does not create UBTI; qualifying income for regulated investment companies
Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)
Conversion Rights	None	One-to-one ratio into common units	None

(1)	Recently, some energy infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics of those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.
      MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which the Company has exposure.
      In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
      MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units.
      Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, the Company may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which the Company may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
      MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Shares is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.
      Limited Liability Company Units. Recently, some energy infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinate unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.
      Other Non-MLP Equity Securities. In addition to equity securities of MLPs, the Company may also invest in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Company. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Company has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
      Restricted Securities. The Company may invest up to 50% of its total assets in restricted securities. Adverse conditions in the public securities markets may preclude a public offering of securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.
      Debt Securities. The Company may invest up to 20% of its assets in debt securities, including securities rated below investment grade. The Company’s debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent that the Company invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P’s or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Advisor to be of comparable quality. If a security satisfies the Company’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.
      Because the risk of default is higher for below investment grade securities than investment grade securities, the Advisor’s research and credit analysis is an especially important part of managing securities of this type. The Advisor will attempt to identify those issuers of below investment grade securities whose financial condition the Advisor believes are adequate to meet future obligations or have improved or are expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
      Temporary Investments and Defensive Investments. Pending investment, the Company may invest offering or leverage proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities — all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. The Company may also invest in these instruments on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.
      In addition, under adverse market or economic conditions, the Company may invest 100% of its total assets in these securities. The yield on these securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objective.
Use of Leverage
      The Company may borrow money, issue preferred stock or issue other senior securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company employs financial leverage for investment purposes when the Advisor believes that such use of proceeds will enhance the Company’s ability to achieve its investment objective. The timing and terms of any leverage transactions will be determined by the Company’s Board of Directors. The principal, although not exclusive, factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. The

Company’s Board of Directors also will consider other factors, including whether the current investment opportunities satisfy the Company’s investment objective and strategies. Before issuing additional Tortoise Notes or preferred stock, the Company must receive confirmation from the Rating Agencies that the proposed issuance will not adversely affect such Agency’s then current rating of outstanding Tortoise Notes or the MMP Shares issued in this offering. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See “Risk Factors — General Risks of Investing in the Company — Leverage Risk.” The management fee paid to the Advisor will be calculated on the basis of the Company’s Managed Assets (as defined on page      and which includes the proceeds of any financial leverage), so the fee will be higher when leverage is used.
      The Company reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or to issue other senior securities in order to maintain or increase the Company’s leverage to the extent permitted by the 1940 Act and existing agreements between the Company and third parties.
Hedging Transactions
      In an attempt to reduce the interest rate risk arising from the Company’s leveraged capital structure, the Company may, from time to time, enter into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the swap counter-party a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment intended to approximate the Company’s variable rate payment obligation on any variable rate borrowings, such as the Tortoise Notes. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, the Company would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. When interest rate transactions are outstanding, the Company will segregate liquid assets with its custodian in an amount equal to its net payment obligations under the transactions. Therefore, depending on the state of interest rates in general, the Company’s use of interest rate transactions could affect the Company’s ability to make required interest payments on the Tortoise Notes or dividend payments on MMP Shares. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company’s cost of financial leverage.
Conflicts of Interest
      Conflicts of interest may arise from the fact that the Advisor and its affiliates carry on substantial investment activities for other clients, including TYG and TYN, in which the Company has no interest and some of which, including TYG and TYN, may have similar investment strategies as the Company. The Advisor or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for the Company which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company. When two or more clients advised by the Advisor or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Advisor in its discretion and in accordance with the client’s various investment objectives and the Advisor’s procedures. In some cases, this system may adversely affect the price or size of the position the Company may obtain. In other cases, the ability to participate in volume transactions may produce better execution for the Company.

      The Advisor also serves as investment adviser to TYG and TYN, each nondiversified closed-end investment management companies. TYG invests primarily in equity securities of MLPs issued by energy infrastructure companies. TYN invests primarily in publicly traded Canadian royalty trusts and income trusts and publicly traded United States MLPs. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of the companies, the Company may compete with TYG and TYN for the same investment.
      The Advisor will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Company and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Company will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the future performance of the Company and other accounts of the Advisor may vary.
      To the extent that the Advisor sources and structures private investments in MLPs, certain employees of the Advisor may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that the Company could be precluded from investing in or selling securities of an MLP about which the Advisor has material, non-public information; however, it is the Advisor’s intention to ensure that any material, non-public information available to certain employees of the Advisor is not shared with those employees responsible for the purchase and sale of publicly traded MLP securities.
      Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Advisor and its affiliates for its other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the Company’s position; or (2) the difficulty of liquidating an investment for the Company or the other accounts where the market cannot absorb the sale of the combined position.
      Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in private placements of securities. The Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, TYN, the Company and their respective affiliates to make such investments. Unless and until an exemptive order is obtained, the Company will not co-invest with its affiliates in negotiated private placement transactions. The Company cannot guarantee that the requested relief will be granted by the SEC. Unless and until an exemptive order is obtained, the Advisor will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which the Company invests. Until the Company and the Advisor receive exemptive relief, the Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, the Company may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a position as quickly.
      The Advisor and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Advisor that are the same as, different from, or made at a different time than positions taken for the Company. Further, the Advisor may at some time in the future, manage other investment funds with the same investment objective as the Company’s.

Portfolio Turnover
      The Company’s annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company’s recognition of gains that will increase the Company’s current tax liability and thereby lower the after-tax distributions of the Company. In addition, high portfolio turnover may increase the Company’s current and accumulated earnings profits, resulting in a greater portion of the Company’s distributions being treated as taxable dividends for federal income tax purposes. See “Tax Matters.”
RISK FACTORS
      Risk is inherent in all investing. Investing in any investment company security, like the MMP Shares, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MMP Shares.
Risks of Investing in MMP Shares
      Interest Rate Risk. The MMP Shares pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the MMP Shares may rise so that the amount of dividends payable to holders of MMP Shares would exceed the amount of income generated from the Company’s portfolio securities. This might require the Company to sell portfolio securities at a time when it otherwise would not do so, which may affect adversely the Company’s future earnings ability. While the Company may manage this risk by entering into interest rate transactions, there is no guarantee this strategy will be implemented or will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of the Company’s investment portfolio comprised of debt securities, reducing the amount of assets serving as asset coverage for the MMP Shares.
      Auction Risk. You may not be able to sell your MMP Shares at an Auction if the Auction fails; that is, if there are more MMP Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain MMP Shares) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your MMP Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See “Description of Money Market Cumulative Preferred Shares” and “The Auction — Auction Procedures.”
      Secondary Market Risk. If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for the liquidation preference plus accumulated dividends. If the Company has designated a Special Dividend Period (a dividend period other than           days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for MMP Shares are not required to maintain this market, the Company has no control over the establishment or maintenance of such a market, and the Company is not required to redeem shares either if an Auction or an attempted secondary market sale fails because of a lack of buyers. MMP Shares are not registered on a stock exchange or the Nasdaq national market. If you sell your MMP Shares to a broker-dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction.
      Senior Leverage Risk. Because the Company has outstanding Tortoise Notes, the Company is prohibited from declaring, paying or making any dividends or distributions on MMP Shares unless it satisfies certain conditions. The Company also will be prohibited from declaring, paying or making any dividends or distributions on common stock unless it satisfies certain conditions. See “Description of Money Market Cumulative Preferred Shares — Restrictions on Dividend, Redemption and Other Payments.”

      The outstanding Tortoise Notes (or any other Borrowings) may constitute a substantial burden on the MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in liquidation. The Company may not be permitted to declare dividends or other distributions, including with respect to MMP Shares, or purchase or redeem shares, including MMP Shares, unless (1) at the time thereof the Company meets certain asset coverage requirements and (2) there is no event of default under the Tortoise Notes (or any other Borrowing) that is continuing. See “Description of Money Market Cumulative Preferred Shares — Restrictions on Dividend and Other Payments.” In the event of a default under the Tortoise Notes, the holders of Tortoise Notes have the right to accelerate the maturity of the Tortoise Notes and the trustee may institute judicial proceedings against the Company to enforce the rights of holders of Tortoise Notes.
      Ratings and Asset Coverage Risk. While Moody’s and Fitch are expected to assign ratings of “Aa2” and “AA” respectively, to MMP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MMP Shares. A rating agency could downgrade MMP Shares, which may make your shares less liquid at an Auction or in the secondary market. If a rating agency downgrades MMP Shares, the Company may be required to alter its portfolio or redeem MMP Shares. The Company may voluntarily redeem MMP Shares under certain circumstances. See “Rating Agency Guidelines” for a description of the asset maintenance tests and other requirements the Company must meet.
      Due to the Company’s issuance of Tortoise Notes, which constitute senior securities representing indebtedness, as defined in the 1940 Act, the value of the Company’s total assets, less all liabilities and indebtedness of the Company not represented by such Tortoise Notes, must be at least equal to 300% of the aggregate principal value of such Tortoise Notes. Upon the issuance of MMP Shares, the value of the Company’s total assets, less all liabilities and indebtedness of the Company not represented by senior securities must be at least equal, immediately after the issuance of the MMP Shares, to 200% of the aggregate principal value of any Tortoise Notes and the MMP Shares.
      Because the Company expects the MMP Shares to be of “investment grade” quality, asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act may be imposed in connection with the issuance of such ratings. Because the Company has issued Tortoise Notes that are “investment grade” quality, asset coverage and portfolio composition provisions in addition to, and more stringent than, those required by, the 1940 Act have been imposed in connection with the issuance of the ratings for the Tortoise Notes. In addition, restrictions may be imposed by the rating agencies on certain investment practices in which the Company may otherwise engage. Any lender with respect to any additional Borrowings by the Company may require additional asset coverage and portfolio composition provisions as well as restrictions on the Company’s investment practices.
      Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of your MMP Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MMP Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, MMP Shares dividend rates would increase, tending to offset this risk.
General Risks of Investing in the Company
      A material decline in the Company’s net asset value may impair the Company’s ability to pay dividends and the liquidation preference on MMP Shares and to maintain required levels of asset coverage for MMP Shares. The Company intends to redeem shares of MMP Shares if necessary to comply with the asset coverage requirements. The principal risks of investing in the Company are as follows:
      Limited Operating History. The Company is a recently organized, nondiversified, closed-end management investment company that began operations on May 31, 2005. As of                     , 2005, the Company had invested approximately $           million, or           % of its assets, in energy infrastructure companies. As a result, it is difficult to estimate whether the Company will meet its investment objective at this time.

      Delay in Use of Proceeds. Although the Company currently intends to invest the net proceeds of MMP Shares within approximately six months following the closing of this offering, these investments may be delayed if suitable investments are unavailable at the time or for other reasons. Because of the investment opportunities presented by restricted MLP securities and the limited trading volume of certain publicly traded MLP securities, the Company often acquires portfolio securities through direct placements. To the extent direct placement opportunities are not available, the Company would have to acquire such securities in the open market, which could take longer than the six-month period following this offering. Due to the trading market and trading volumes for MLPs in general, it may take the Company some time to accumulate positions in certain securities. Because the market for the MLP securities may, at times, be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, it currently anticipates. As a result, the net proceeds from this offering may be invested in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities pending investment in MLPs or securities of energy infrastructure companies. A delay in the anticipated use of net proceeds could lower returns and reduce the amount of cash available to make dividend payments on MMP Shares.
      Conflicts of Interest. Conflicts of interest may arise from the fact that the Advisor and its affiliates carry on substantial investment activities for other clients, including TYG and TYN, in which the Company has no interest and some of which, including TYG and TYN, may have similar investment strategies as the Company. The Advisor or its affiliates may have financial incentives to favor certain of such accounts over the Company. When two or more clients advised by the Advisor or its affiliates seek to purchase or sell the same publicly traded securities, it may adversely affect the price or size of the position the Company may obtain. In addition, to the extent that the Advisor sources and structures private investments in MLPs, certain employees of the Advisor may become aware of certain material non-public information related to the MLPs, such as acquisitions contemplated by the MLPs. Possession of this information may preclude the Company from investing in or selling securities of an MLP at the most advantageous time. Restrictions under the 1940 Act may preclude the Company and its affiliates from co-investing in private placements of securities. The Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, the Company and their respective affiliates to make such investments. Unless and until an exemptive order is obtained, the Company will not co-invest with its affiliates in negotiated private placement transactions. As a result, the Company may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a position as quickly.
      Energy Infrastructure Sector. Under normal circumstances, the Company invests at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. Certain risks inherent in the business of energy infrastructure MLPs include the following:

•	Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Advisor seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs performance and distributions are directly tied to commodity prices.

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production, transportation, processing, storing or distribution of natural gas, oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, supply disruption due to catastrophic events, including weather events such as hurricanes, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a material adverse impact on an MLP’s ability to make distributions. MLPs are often dependent upon exploration and development activities by third parties. MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters such as the way in which certain MLP assets are constructed, maintained and operated and the prices they may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

•	Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry. Moreover, any extreme weather patterns, such as recent hurricane Katrina, could adversely impact the value of the securities in which the Company invests.

•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

•	Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

•	Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (i) tax risks (described below), (ii) limited ability to elect or remove management, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest of the general partner, including those arising from incentive distribution payments.

      Industry Specific Risk. MLPs are also subject to risks that are specific to the industry they serve.
      Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth.
      Pipeline MLPs are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline MLP and its ability to make cash distributions to its equity owners. In May 2005, FERC issued a policy statement that pipelines, including those organized as partnerships, can include in computing their cost of service a tax allowance to reflect actual or potential tax liability on their public utility income attributable to all entities or individuals owning public utility assets, if the pipeline establishes that the entities or individuals have an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability will be reviewed by FERC on a case-by-case basis. If a pipeline MLP is unable to establish that its unitholders are subject to United States federal income taxation on the income generated by the pipeline MLP, FERC could disallow a substantial portion of the pipeline MLP’s income tax allowance. If FERC were to disallow a substantial portion of the pipeline MLP’s income tax allowance, the level of maximum tariff rates the pipeline MLP could lawfully charge could be lower than the pipeline MLP had been charging prior to such ruling or could be lower than the pipeline MLP’s actual costs to operate the pipeline. In either case, the pipeline MLP would be adversely affected.
      Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.
      Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.
      Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They are also subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards.
      Cash Flow Risk. The Company derives substantially all of its cash flow from investments in equity securities of MLPs and their affiliates. The amount of cash that the Company has available to distribute to stockholders depends on the ability of such entities to make distributions to their investors and the tax character of those distributions. The Company has no control over the actions of MLPs and their affiliates. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure sector generally and on factors affecting the particular business lines of the MLP. Available cash also will depend on the MLPs level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
      Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
      Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.
      Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors, including the likelihood of conversion, the length of time remaining to conversion, and the size of the block purchased.
      The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.
      Tax Risk. The ability of the Company to meet its investment objective depends on the level of taxable income and distributions of the MLPs in which it invests. The Company has no control over the taxable income of underlying MLPs. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Company would be taxed entirely as dividend income. As a result, there would be a material reduction in the Company’s cash flow and the Company’s ability to make distribution to stockholders may be adversely affected. Further, a significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could negatively affect the distributions made by the MLPs in which the Company invests. In addition, such a slowdown by the MLPs in the Company’s portfolio could accelerate the Company’s obligations to pay income taxes due in part to less accelerated depreciation generated by new acquisitions. In such a case, the Company’s cash flow and amount of assets available to distribute to stockholders may be reduced.
      Tax Law Change Risk. Future changes in tax laws or regulations, or related interpretations of such laws and regulations, could adversely affect the Company or MLPs, which could negatively impact the Company’s ability to pay creditors, including holders of MMP Shares.
      Deferred Tax Risk. Historically, a substantial portion of MLPs’ income has been offset by tax deductions. As a result, MLPs generally have made cash flow payments that have significantly exceeded taxable income. This aspect of MLPs, and the Company’s issuance of Tortoise Notes (whose interest is tax deductible to the Company), will likely reduce the Company’s current income taxes and, concomitantly, increase the Company’s cash available for repayment of the Tortoise Notes or for distributions to its stockholders. The Company will accrue deferred income taxes for the anticipated potential future income tax liability attributable to the MLP cash flow distributions in excess of the related MLP taxable income reported by the Company. In addition, the Company will accrue deferred income tax with respect to any appreciation of interests in MLPs or other investments. If the amount of MLP income tax deductions that may be claimed by the Company is smaller than anticipated or the Company turns over its portfolio more rapidly than anticipated, the Company will incur greater current income taxes. This may reduce the Company’s current cash flow distributions and the amount of assets available for repayment of the Tortoise Notes, for investment in other assets or for distributions to the Company’s stockholders
      Leverage Risk. The Company’s use of leverage through the issuance of preferred stock (including the MMP Shares offered hereby) and Borrowings, including Tortoise Notes, as well as the economic leverage inherent in certain derivatives, including interest rate transactions, creates risks. There is no assurance that the Company’s leveraging strategies will be successful. If the dividend rate on the MMP Shares exceeds the net rate of return on the Company’s portfolio, the leverage will result in a lower net asset value than if the Company were not leveraged, and the Company’s ability to pay dividends and to meet its asset coverage requirements on the MMP Shares would be reduced. In addition, to the extent that any forms of leverage used by the Company are senior to the MMP Shares, payments to holders of MMP Shares in liquidation or otherwise will be subject to the prior payment of obligations relating to such other forms of leverage. Successful use of leverage depends on the Advisor’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

      Because the fee paid to the Advisor will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Advisor an incentive to utilize leverage.
      Hedging Strategy Risk. The Company may in the future use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company’s leveraged capital structure. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, the Company’s success in using hedging instruments is subject to the Advisor’s ability to predict correctly changes in the relationships of such hedging instruments to the Company’s leverage risk, and there can be no assurance that the Advisor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions.
      Counterparty Risk. The Company may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Company. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Company may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Company may obtain only a limited recovery or may obtain no recovery in such circumstances.
      Depending on the state of interest rates in general, the Company’s use of interest rate transactions could enhance or decrease cash available for distribution to stockholders. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company’s cost of financial leverage.
      Competition Risk. A number of alternatives to the Company as a vehicle for investment in a portfolio of energy infrastructure MLPs exist, including private funds and other publicly traded investment companies (including two advised by the Advisor). In addition, recent tax law changes have increased, and future tax law changes may further increase, the ability of regulated investment companies or other institutions to invest directly in MLPs. These competitive conditions may adversely impact the Company’s ability to make investments in the MLP market and could adversely impact the Company’s ability to make distributions to stockholders and its ability to meet the asset coverage requirements under the 1940 Act.
      Restricted Securities Risk. The Company may invest up to 50% of its total assets in restricted securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for the Company.
      Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company’s ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.
      Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain securities of MLPs and their affiliates may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Company to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. These securities are also more difficult to value, and the Advisor’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of the Company’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company’s ability to take advantage of other market opportunities.
      Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Advisor pursuant to procedures adopted by the Board of Directors. Similarly, common units purchased in direct placements will be based on fair value determinations because of their restricted nature; however, the Advisor expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Company’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities’ true value, or may have to delay their sale in order to do so. In addition, the Company will rely to some extent on information provided by MLPs to estimate taxable income allocable to MLP units held by the Company and to estimate associated deferred tax liability.
      Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company’s investment in such securities means that the net asset value and market price of the Company’s common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
      Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.
      The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company’s net asset value.

      Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
      Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on the Company’s net asset value. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
      Management Risk. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing investments in portfolios of MLP investments since that time, including, since February 2004, management of the investments of TYG and since October 2005, management of the investments of TYN. TYG is a nondiversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. TYN is a nondiversified, closed-end management investment company, that commenced operations on October 31, 2005 and invests primarily in Canadian royalty trusts and income trusts and publicly traded United States MLPs. The Advisor will also manage the investments of Tortoise Capital Resources Corporation, a private investment fund (“TTO”), once it commences operations. TTO intends to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. The investments of the Company, TYG and TYN (and TTO, once operational) are managed by the Advisor’s investment committee. The Company, TYG and TYN (and TTO, once operational) share the same officers. As of                     , 2005, the Advisor had client assets under management of approximately $          billion, including the assets of TYG, TYN and the Company. The Advisor has 13 full time employees, but also relies on the officers, employees, and resources of Fountain Capital and its affiliates for certain functions. To the extent that the Advisor’s assets under management continue to grow, the Advisor may have to hire additional personnel and to the extent it is unable to hire qualified individuals its operations may be adversely affected. Three (of the five) members of the investment committee are affiliates of, but not employees of, the Advisor, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel.
      Nondiversification. The Company is a nondiversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the Internal Revenue Code on the number or size of securities held by the Company. There are approximately 47 companies presently organized as MLPs, the majority of which operate in the energy infrastructure sector. In addition, the Company is aware of six (6) affiliates of MLPs that are publicly traded. The Company intends to select investments of MLPs and their affiliates from this small pool of issuers. The Company will be able to invest up to 15% of the value of its total assets (including assets obtained through anticipated leverage) in the securities of any single issuer. To the extent the Company invests close to 15% of the value of its total assets in the securities of a single issuer, or a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible to economic, political or regulatory occurrences that affect only one or a few issuers than a more widely diversified investment company.
      Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

MANAGEMENT OF THE COMPANY
Directors and Officers
      The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company’s Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company’s day-to-day operations. The names, ages and addresses of each of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Overland Park, Kansas 66210. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Advisor or its affiliates.

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex
	and Length	Principal Occupation	Overseen by	Other Board Positions
Name and Age	of Time Served	During Past Five Years	Director(1)	Held by Director

Independent Directors
Conrad S. Ciccotello, 45	Class III Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University; Director of Graduate Personal Financial Planning Programs; Editor, ‘Financial Services Review,‘ (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University.	3	None
John R. Graham, 60	Class II Director since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development and investment company and a venture capital company and Owner of Graham Ventures, a business services and venture capital firm; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	3	Erie Indemnity Company; Erie Family Life Insurance Company; Kansas State Bank
Charles E. Heath, 63	Class I Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (‘CFA”) since 1974.	3	None

	Position(s) Held		Number of
	with Company,		Portfolios in
	Term of Office		Fund Complex
	and Length	Principal Occupation	Overseen by	Other Board Positions
Name and Age	of Time Served	During Past Five Years	Director(1)	Held by Director

Interested Directors and Officers(2)
H. Kevin Birzer, 45	Class II Director and Chairman of the Board since 2005	Managing Director of the Advisor since 2002; Partner/Senior Analyst, Fountain Capital (1990-present); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989).	3	None
Terry C. Matlack, 49	Class I Director, Chief Financial Officer since 2005	Managing Director of the Advisor since 2002; Managing Director, KCEP (2001- present); formerly, President, GreenStreet Capital, a private investment firm (1998-2001).	3	None
David J. Schulte, 44	President and Chief Executive Officer since 2005	Managing Director of the Advisor since 2002; Managing Director, KCEP (1993- present); CFA since 1992; Member, Corporate Governance Task Force of CFA Institute.	N/A	None
Zachary A. Hamel, 39	Senior Vice President and Secretary since 2005	Managing Director of the Advisor since 2002; Partner/Senior Analyst with Fountain Capital (1997-present).	N/A	None
Kenneth P. Malvey, 40	Senior Vice President and Treasurer since 2005	Managing Director of the Advisor since 2002; Partner/Senior Analyst, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).	N/A	None

(1)	This number includes the Company, TYG and TYN. The Advisor also serves as the investment adviser to TYG and TYN.

(2)	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Company within the meaning of the 1940 Act.
      Once TTO is operational, the following individuals who are included in the table above will hold the following positions with TTO: Messrs. Ciccotello, Graham and Heath will be directors; Mr. Birzer will be a director and the Chairman of the Board; Mr. Matlack will be a director and the Chief Financial Officer; Mr. Schulte will be the President and Chief Executive Officer; Mr. Hamel will be a Senior Vice President and Secretary; and Mr. Malvey will be a Senior Vice President and Treasurer.
Investment Advisor
      Pursuant to an Advisory Agreement, the Advisor provides the Company with investment research and advice and furnishes the Company with an investment program consistent with the Company’s investment objective and policies, subject to the supervision of the Board. The Advisor determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Company’s securities transactions and report to the Board on the Company’s investments and performance.
      The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Advisor specializes in managing portfolios of MLPs and other energy infrastructure companies. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing investments in portfolios of MLPs since that time. The Advisor also manages TYG and TYN and will manage TTO once it commences operations. TYG, whose shares trade on the New York Stock Exchange under the symbol “TYG”, began operations in February 2004 and is a nondiversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. As of                     , 2005, TYG had total assets of approximately $           million. TYN, whose shares trade on the New York Stock Exchange under the symbol “TYN”, began operations on October 31, 2005 and is a nondiversified, closed-end management investment company that was created to invest primarily in Canadian royalty trusts and income trusts and publicly traded United States MLPs. As of                     , 2005, TYN had total assets of $           million. When it begins operations, TTO intends to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. Fountain Capital and KCEP control the Advisor through their equity ownership and management rights in the Advisor. As of                     , 2005, the Advisor had approximately $           billion of client assets under management, including the assets of TYG, TYN and the Company. The Advisor’s investment committee is comprised of five portfolio managers.
      Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $           billion of client assets under management as of                     , 2005, of which approximately $           million were in energy industry investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $           million. KCEP focuses on private equity investments, including investments in two energy infrastructure MLPs. KCEP I, a start-up and early-stage venture capital fund launched in 1994 and one of the two funds managed by KCEP, is in the process of winding down. As a part of that process, KCEP I entered into a consensual order of receivership, which was necessary to allow KCEP I to distribute its remaining $1.6 million of assets to the Small Business Administration (the “SBA”). The consensual order acknowledged a capital impairment condition and the resulting nonperformance by KCEP I of its agreement with the SBA. Mr. Schulte is a managing partner of KCEP and was involved with KCEP I.
      The Advisor has 13 full time employees, but also relies on the officers, employees, and resources of Fountain Capital and its affiliates for certain functions. To the extent that the Advisor’s assets under management continue to grow, the Advisor may have to hire additional personnel and to the extent it is unable to hire qualified individuals, its operations may be adversely affected. In addition, three (of the five) members of the investment committee of the Advisor are affiliates of, but not employees of, the Advisor. Each member of the investment committee has other significant responsibilities with affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor’s activities, there could be material competition for the efforts of key personnel.
      The investment management of the Company’s portfolio is the responsibility of the Advisor’s investment committee. The investment committee’s members are David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom share responsibility for such investment management. It is the policy of the investment committee, that any one member can require the Advisor to sell a security and any one member can veto the committee’s decision to invest in a security. Each committee member has been a portfolio manager since the commencement of the Company’s operations in May 2005.
      David J. Schulte. Mr. Schulte has been a Managing Director of the Advisor since 2002 and is also a Managing Director of KCEP. While a Managing Director at KCEP, he led private financing for two growth

MLPs in the energy infrastructure sector. Since February, 2004, Mr. Schulte has been an employee of the Advisor. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisitions and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He earned his CFA designation in 1992, and is a member of the Corporate Governance Task Force of the CFA Institute.
      H. Kevin Birzer. Mr. Birzer has been a Managing Director of the Advisor since 2002 and is also a Partner/ Senior Analyst with Fountain Capital. Mr. Birzer is also a director of TYG and TYN. Mr. Birzer, who joined Fountain Capital in 1990, has 22 years of investment experience including 19 in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.
      Zachary A. Hamel. Mr. Hamel has been a Managing Director of the Advisor since 2002 and is also a Partner/ Senior Analyst with Fountain Capital. Mr. Hamel joined Fountain Capital in 1997. He covers energy, chemicals and utilities. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation (“FDIC”) for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.
      Kenneth P. Malvey. Mr. Malvey has been a Managing Director of the Advisor since 2002 and is also a Partner/ Senior Analyst with Fountain Capital. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.
      Terry C. Matlack. Mr. Matlack has been a Managing Director of the Advisor since 2002 and is also a Managing Director of KCEP. Mr. Matlack is also a director of TYG and TYN. Prior to joining KCEP in 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.
      The Statement of Additional Information provides additional information about the compensation of, the other accounts managed by and the ownership of securities of the Company by, the above portfolio managers.
Compensation and Expenses
      Under the Advisory Agreement, the Company will pay to the Advisor quarterly, as compensation for the services rendered by it, a fee equal to 0.90% annually of the Company’s average monthly Managed Assets until May 31, 2006. Thereafter, the Company will pay the Advisor a fee equal to 0.95% annually of the Company’s average monthly Managed Assets for such services. “Managed Assets” means the Company’s total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (1) deferred taxes, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred shares. Because the fee to be paid to the Advisor is determined on the basis of the Company’s Managed Assets, the Advisor’s interest in determining whether to leverage the Company will conflict with the interests of the stockholders of the Company. The Company’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. See “Summary of Company Expenses.” A discussion regarding the basis of the Board of Directors’ decision to approve the selection of the Advisor and the Advisory Agreement is available in the Company’s semi-annual report to stockholders for the period ended May 31, 2005.
      The Company will bear all expenses not specifically assumed by the Advisor incurred in the Company’s operations and will bear the expenses related to the offering of the MMP Shares. Expenses borne by the Company will include, but are not limited to, the following: (1) expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing common stock, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Advisor’s organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with the organization of the Company and offerings of the Company’s common stock, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.
RATING AGENCY GUIDELINES
      The Ratings Agencies will impose asset coverage requirements, which may limit the Company’s ability to engage in certain types of transactions and may limit the Company’s ability to take certain actions without confirming that such action will not impair the ratings.
      The Company may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Company pursuant to the Rating Agency Guidelines only in the event the Company receives written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the MMP Shares.

      MMP Shares Basic Maintenance Amount. The Company must maintain, as of each Valuation Date on which any MMP Shares are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency that is then rating the MMP Shares and so requires. If the Company fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Company will be required in certain circumstances to redeem certain of the MMP Shares. See “Description of Money Market Cumulative Preferred Shares.”
      The MMP Shares Basic Maintenance Amount as of any Valuation Date is defined in the Rating Agency Guidelines as the dollar amount equal to:
      (1) the sum of

(A) the product resulting from multiplying the number of outstanding MMP Shares of each series on such date by $25,000 plus any redemption premium;

(B) the aggregate amount of accrued dividends at the Applicable Rate to and including the first Interest Payment Date that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Interest Payment Date);

(C) the amount of anticipated Company non-interest expenses for the 90 days subsequent to such Valuation Date;

(D) the amount of the current outstanding balances of any indebtedness senior to the MMP Shares plus interest actually accrued together with 30 days’ additional interest on the current outstanding balances calculated at the current rate; and

(E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to MMP Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D); less
      (2) any cash plus the value of any of the Company’s assets irrevocably deposited by the Company for the payment of any obligation described in (1)(B) through (1)(E) (“value,” for purposes of this clause (2), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody’s, it will be valued at its face value).
      Each Rating Agency may amend the definition of MMP Shares Basic Maintenance Amount from time to time.
      The Market Value of the Company’s portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated using readily available market quotations when appropriate, and in any event, is consistent with the Company’s Valuation Procedures. For the purpose of calculating the MMP Shares Basic Maintenance Amount, portfolio securities are valued in the same manner as the Company calculates its net asset value. See “Net Asset Value” in the Statement of Additional Information.
      Each Rating Agency’s Discount Factors, the criteria used to determine whether the assets held in the Company’s portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Company’s portfolio holdings for purposes of determining compliance with the MMP Shares Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with assigning a rating to the MMP Shares. The Discount Factor relating to any asset of the Company, the MMP Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Company’s portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Company, Board of Directors, holders of MMP Shares or stockholders.

A Rating Agency’s Guidelines will apply to MMP Shares only so long as such Rating Agency is rating the MMP Shares. The Company will pay certain fees to Moody’s and Fitch and any Other Rating Agency that may provide a rating for the MMP Shares. The ratings assigned to MMP Shares are not recommendations to buy, sell or hold MMP Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.
      1940 Act MMP Shares Asset Coverage. The Company also is required to maintain, with respect to MMP Shares, as of the last Business Day on any month in which any MMP Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock) (“1940 Act MMP Shares Asset Coverage”). If the Company fails to maintain the 1940 Act MMP Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the last Business Day of the following month (the “Asset Coverage Cure Date”), the Company will be required to redeem certain MMP Shares. See “Description of Money Market Cumulative Preferred Shares.”
      The Company estimates that based on the composition of its portfolio as of                     , 2005, assuming the issuance of all MMP Shares offered hereby and giving effect to the deduction of underwriting discounts and commissions and estimated offering costs related thereto estimated at $          , the 1940 Act MMP Shares Asset Coverage would be:

Value of Company assets less all liabilities not represented by senior securities Senior securities representing indebtedness plus aggregate liquidation preference of MMP Shares	=	$ $	=	%
      Notices. The Company anticipates that under the Rating Agency Guidelines, after the Original Issue Date and in certain other circumstances, the Company will be required to deliver to any Rating Agency which is then rating the MMP Shares (1) a certificate with respect to the calculation of the MMP Shares Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act MMP Shares Asset Coverage and the value of the portfolio holdings of the Company; and (3) a letter prepared by the Company’s independent accountants regarding the accuracy of such calculations.
      Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency, will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of MMP Shares, or any common stockholder of the Company.
      A copy of the current Rating Agency Guidelines will be provided to any holder of MMP Shares promptly upon written request by such holder to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
DESCRIPTION OF MONEY MARKET CUMULATIVE PREFERRED SHARES
      The following is a brief description of the terms of MMP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of Series I Money Market Cumulative Preferred Shares in the Articles Supplementary, a form of which is attached as Appendix A to the Statement of Additional Information. Capitalized terms not otherwise defined in the Prospectus shall have the same meaning as defined in the Articles Supplementary.
General
      The Company’s Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.001 per share, with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors (subject to applicable law and the Company’s charter) without the approval of common stockholders. In addition, the Board of Directors, without any action by the Company’s stockholders, may amend the Company’s charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Company has authority to issue. The Articles Supplementary currently authorize the issuance of up to                      MMP Shares. The MMP Shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The MMP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of common stock or other stock of the Company, (3) will have no preemptive rights, and (4) will not be subject to any sinking fund. The MMP Shares will be subject to optional and mandatory redemption as described below under “Redemption.”
      Holders of MMP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository for the Agent Members with respect to the MMP Shares.
      In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the MMP Shares. Furthermore, the Auction Agent will send notices to holders of MMP Shares of any meeting at which holders of MMP Shares have the right to vote. See “— Voting Rights” below. However, the Auction Agent generally will serve merely as the agent of the Company, acting in accordance with the Company’s instructions.
      Except in an Auction, the Company will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any MMP Share, so long as the Company is current in the payment of dividends on the MMP Shares and on any other shares of the Company ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.
Dividends and Dividend Periods
      General. Holders of MMP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by the Company, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period (generally a period of       days, subject to certain exceptions) at the rate per annum equal to the Applicable Rate for each Dividend Period. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Dividends shall be payable from the Company’s earnings and profits. Because of the Company’s emphasis on investments in MLPs, there is a possibility that earnings and profits would not be sufficient to pay dividends on MMP Shares. In such a case, dividends would be paid from cash flow in excess of earnings and profits and would be treated as return of capital.
      On the Business Day next preceding each Dividend Payment Date, the Company is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Company does not intend to establish any reserves for the payment of dividends.
      All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to each Holder. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Company, which Holder(s) is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository’s normal procedures. The Securities Depository’s current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such beneficial owner.

      Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holder(s) as its name appears on the share ledger or share records of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See “Default Period” below.
      The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000 per share, and rounding the amount so obtained to the nearest cent.
      Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Company has resulted from an Auction.
      The initial Dividend Period for the MMP Shares shall be       days. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.
      A Special Dividend Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).
      Dividends will accumulate at the Applicable Rate from the Original Issue Date and shall be payable on each subsequent Dividend Payment Date. For Dividend Periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following the last day of such Dividend Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.
      Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to the MMP Shares by Moody’s and Fitch, as follows:

Moody’s	Fitch	Applicable
Credit Rating	Credit Rating	Percentage

Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%
      The Reference Rate is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or (2) the applicable LIBOR. For Standard Dividend Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for Auctions with respect to Dividend Periods of more than the Standard Dividend Period.

      The Maximum Rate for the MMP Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of MMP Shares were subject to Submitted Hold Orders). If an Auction for any Dividend Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Applicable Rate on the MMP Shares for any such Dividend Period shall be the Maximum Rate (except for circumstances in which the Dividend Rate is the Default Rate, as described below).
      The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.
      Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Company. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.
      Designation of Dividend Period. The Company will designate the duration of Dividend Periods of MMP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (1) notice thereof shall have been given as provided herein, (2) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, MMP Shares shall have been cured as set forth under “Default Period,” (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (4) if the Company shall have mailed a notice of redemption with respect to any shares, as described under “Redemption” below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, the Company has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount (as defined above) and has consulted with the Broker-Dealers and has provided notice and a MMP Shares Basic Maintenance Report to each Rating Agency which is then rating the MMP Shares and so requires.
      Designation of a Special Dividend Period. If the Company proposes to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and (2) communicated by the Company by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Company will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.
      No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Company shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(1) a notice stating (A) that the Company has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(2) a notice stating that the Company has determined not to exercise its option to designate a Special Dividend Period.
      If the Company fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by

3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.
      Default Period. Subject to cure provisions, a “Default Period” with respect to the MMP Shares will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”, and together with a Dividend Default, hereinafter referred to as “Default”).
      Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period.
      No Auction shall be held during a Default Period. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three.
Restrictions on Dividend, Redemption and Other Payments
      Under the 1940 Act, the Company may not (1) declare any dividend with respect to preferred stock, including MMP Shares, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Tortoise Notes (or any other Borrowings) of the Company that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (2) declare any other distribution on preferred stock, including MMP Shares, or purchase or redeem preferred stock if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Tortoise Notes (or any other such Borrowings) that are senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of capital stock).
      “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness and includes the Company’s obligations under its outstanding Tortoise Notes. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Company at the time the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on, or purchases or redemptions of, MMP Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.
      In addition, a declaration of a dividend or other distribution on or purchase or redemption of MMP Shares may be prohibited (1) at any time that an event of default under Tortoise Notes (or any other Borrowings) has occurred and is continuing; (2) if, after giving effect to such declaration, the Company would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with Tortoise Notes (or Borrowings); or (3) the Company has not redeemed the full amount of Tortoise Notes (or any other Borrowings), required to be redeemed by any provision for mandatory redemption.
      Upon failure to pay dividends for two years or more, the holders of MMP Shares will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the Holders of MMP Shares upon any failure to pay dividends on MMP Shares.
      For so long as any MMP Shares are outstanding, except as contemplated by the Articles Supplementary, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of stock, if any, ranking junior to MMP Shares as to dividends or upon liquidation) with respect to common stock or any other shares of the Company ranking junior to or on a parity with MMP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock or any other such junior shares (except by conversion into or exchange for shares of the Company ranking junior to MMP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Company ranking junior to or on a parity with MMP Shares as to dividends and upon liquidation), unless (1) there is no event of default under the Tortoise Notes (or any other Borrowings) that is continuing; (2) immediately after such transaction, the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount and the Company would maintain the 1940 Act MMP Shares Asset Coverage (see “Rating Agency Guidelines”); (3) immediately after the transaction, the Company would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under the Tortoise Notes (or any other Borrowings), (4) full cumulative dividends on MMP Shares due on or prior to the date of the transaction have been declared and paid; and (5) the Company has redeemed the full number of MMP Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary (see “— Redemption”).
Redemption
      Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Company at its option may redeem MMP Shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 calendar days’, and not more than 40 calendar days’, prior notice. This optional redemption is not available during the initial Dividend Period and the Company shall not effect any optional redemption unless after giving effect thereto (1) the Company has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of MMP Shares by reason of the redemption of MMP Shares on such date fixed for the redemption, and (2) the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. MMP Shares having a Dividend Period of more than one year are redeemable at the option of the Company, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, upon not less than 15 calendar days’, and not more than 40 calendar days’, prior notice, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Directors.
      The Company also reserves the right to repurchase MMP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the MMP Shares, but is under no obligation to do so.
      Mandatory Redemption. If the Company fails to maintain Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of any Valuation Date or the 1940 Act MMP Shares Asset Coverage as of the last Business Day of any month, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the MMP Shares Basic Maintenance Amount or by the last Business Day of the following month in the case of a failure to maintain the 1940 Act MMP Shares Asset Coverage (each an “Asset Coverage Cure Date”), the MMP Shares will be subject to mandatory redemption out of funds legally available therefor. See “Rating Agency Guidelines.” The number of MMP Shares to be redeemed in such circumstances will be equal to the lesser of (1) the minimum number of MMP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having sufficient Eligible Assets to restore the MMP Shares Basic Maintenance Amount or sufficient to satisfy the 1940 Act MMP Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all MMP Shares then outstanding will be redeemed), and (2) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).
      The Company shall allocate the number of shares required to be redeemed to satisfy the MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset Coverage, as the case may be, pro rata among the Holders of MMP Shares in proportion to the number of shares they hold, by lot or by such other method as the Company shall deem fair and equitable, subject to any mandatory redemption provisions.
      The Company is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of MMP Shares that are subject to mandatory redemption, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company will redeem those MMP Shares on the earliest practicable date on which the Company will have such funds available, upon notice to record owners of shares of MMP Shares and the Paying Agent. The Company’s ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.
      The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year only) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).
      Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the Commission generally at least 30 days prior to the redemption date). The Company shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Auction Agent will use its reasonable efforts to provide notice to each Holder of MMP Shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Company). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each Holder of shares of MMP Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository (“Notice of Redemption”). Notice of Redemption will be addressed to the registered owners of the MMP Shares at their addresses appearing on the share records of the Company. Such notice will set forth (1) the redemption date, (2) the number and identity of MMP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.
      If fewer than all of the shares of MMP Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Company on a pro rata basis in proportion to the number of shares held by such Holder, by lot or by such other method as is determined by the Company to be fair and equitable, subject to the terms of any Specific Redemption Provisions. MMP Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record Holder of all of the MMP Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the number of shares to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial Owners. In this case, in selecting the MMP Shares to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the shares, the particular shares to be redeemed shall be selected by the Company by lot, on a pro rata basis or by such other method as the Company shall deem fair and equitable, as contemplated above.
      If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of such shares to receive the redemption price, but without any interest or additional amount. The Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the MMP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of MMP Shares called for redemption may be entitled. The Company will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Company upon its request. Subsequent to such payment, Holders of MMP Shares called for redemption may look only to the Company for payment.
      So long as any MMP Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.
      Notwithstanding the provisions for redemption described above, no MMP Shares may be redeemed unless all dividends in arrears on the outstanding MMP Shares, and all shares of the Company ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Company in which case all MMP Shares and all shares ranking in parity with the MMP Shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding MMP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding MMP Shares.
      Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of the Company to purchase or otherwise acquire any MMP Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MMP Shares for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act MMP Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Company shall be returned to the status of authorized but unissued shares. If fewer than all the outstanding MMP Shares are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.
Liquidation Rights
      In the event of a liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the Holders of MMP Shares then outstanding and any other shares ranking on a parity with the MMP Shares then outstanding, in preference to the holders of common stock, will be entitled to payment out of the assets of the Company, or the proceeds thereof, available for distribution to stockholders after satisfaction of claims of creditors of the Company, including the holders of any outstanding Tortoise Notes, of a liquidation preference in the amount equal to $25,000 per share of the MMP Shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of MMP Shares will not be entitled to any premium to which such Holder might be entitled to receive upon certain redemptions of such MMP Shares. After payment of the full amount of such liquidating distribution, the Holders of the MMP Shares will not be entitled to any further participation in any distribution of assets of the Company.
      If, upon any such liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution among the holders of all outstanding preferred stock, including the MMP Shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock, including the MMP Shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, until payment in full is made to the Holders of MMP Shares of the liquidating distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of common stock or any other class of stock of the Company ranking junior to MMP Shares upon dissolution, liquidation or winding up, and (2) no purchase, redemption or other acquisition for any consideration by the Company shall be made in respect of common stock or any other class of stock of the Company ranking junior to MMP Shares upon dissolution, liquidation or winding up.
      A consolidation, reorganization or merger of the Company with or into any company, or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Company.
      In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under Maryland law, amounts that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the liquidation preference of the MMP Shares will not be added to the Company’s total liabilities.

Voting Rights
      Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, Holders of MMP Shares have one vote per share and vote together with holders of common stock as a single class. Under applicable rules of the NYSE, the Company is currently required to hold annual meetings of stockholders.
      In connection with the election of the Board of Directors, the holders of outstanding preferred stock, including MMP Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock to elect two directors of the Company. The holders of outstanding common stock and preferred stock, including MMP Shares, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date, accumulated dividends (whether or not earned or declared) on the preferred stock, including MMP Shares, equal to at least two full years’ dividends shall be due and unpaid; or (b) at any time holders of any preferred stock, including MMP Shares, are entitled under the 1940 Act to elect a majority of the directors of the Company, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred stock, including MMP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of preferred stock, including MMP Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Company as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Company thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred stock, including MMP Shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional directors elected by the holders of preferred stock, including MMP Shares (but not of the directors with respect to whose election the holders of common stock were entitled to vote or the two directors the holders of preferred stock, including MMP Shares, have the right to elect in any event), will terminate automatically. Any MMP Shares issued after the date hereof shall vote with the MMP Shares as a single class on the matters described above, and the issuance of any other MMP Shares by the Company may reduce the voting power of each MMP Share.
      The affirmative vote of the holders of a majority of the outstanding preferred stock, including MMP Shares, determined with reference to a “majority of outstanding voting securities” as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to:
      (1) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers;
      (2) increase the authorized number of preferred stock;
      (3) create, authorize or issue stock of any class ranking senior to or in parity with the preferred stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares ranking senior to or in parity with the preferred stock or reclassify any authorized shares of stock of the Company into any stock ranking senior to or on parity with the preferred stock (except that the Board of Directors, without the vote or consent of the holders of preferred stock, may from time to time authorize, create and classify, and the Company may from time to time issue shares or series of preferred stock, including other series of MMP Shares, ranking in parity with the MMP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, and may authorize, reclassify and/or issue any additional shares of MMP Shares, including shares previously purchased or redeemed by the Company, subject to continuing compliance by the Company with 1940 Act MMP Shares Asset Coverage and MMP Shares Basic Maintenance Amount requirements);

      (4) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
      (5) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MMP Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (6) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Company’s custodian and the Auction Agent; or
      (6) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Company may borrow and issue senior securities as may be permitted by the Company’s investment restrictions; provided, however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Company has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.
      In addition, the affirmative vote of the holders of a majority of the outstanding preferred stock, including MMP Shares, voting separately from any other series, determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required with respect to: (1) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act; or (2) any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of the Company’s shares of stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (1) alters or abolishes any preferential right of such series; (2) creates, alters or abolishes any right in respect of redemption of such series; or (3) creates or alters (other than to abolish) any restriction on transfer applicable to such series.
      The foregoing voting provisions will not apply with respect to the MMP Shares if, at or prior to the time when a vote is required, such shares have been (1) redeemed or (2) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.
      The Board of Directors, without the vote or consent of any holder of preferred stock, including MMP Shares, or any other stockholder of the Company, may from time to time modify, alter or repeal any or all of any definitions set forth in the Rating Agency Guidelines or add covenants and other obligations of the Company or confirm the applicability of covenants and other obligations set forth in the Rating Agency Guidelines in connection with obtaining or maintaining the rating of any Rating Agency that is then rating the MMP Shares and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of MMP Shares or the holders thereof, provided the Board of Directors receives written confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating

Agency’s rating) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.
      Also, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred stock, including MMP Shares, or any other stockholder of the Company, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the MMP Shares Basic Maintenance Amount.
      Unless otherwise required by law, holders of MMP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Articles Supplementary. The holders of MMP Shares shall have no rights to cumulative voting. In the event that the Company fails to pay any dividends on the MMP Shares, the exclusive remedy of the holders shall be the right to vote for directors as discussed above.
THE AUCTION
General
      Articles Supplementary. The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of preferred stock, for each Dividend Period of shares of such series after the initial Dividend Period thereof, shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period (an “Auction Date”) from implementation of the auction procedures (the “Auction Procedures”), in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an Auction. See the Articles Supplementary, attached as Appendix A to the Statement of Additional Information for a more complete description of the Auction process.
      Auction Agency Agreement. The Company has entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently,                     ) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for MMP Shares so long as the Applicable Rate for shares is to be based on the results of an Auction.
      The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier than 60 days after the notice. If the Auction Agent should resign, the Company will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Company may remove the Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.
      Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in Auctions for MMP Shares.
      After each Auction for MMP Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Company and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of MMP Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, MMP Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (2) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (3) a valid Hold Order.
      The Company may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.
Auction Procedures
      Beneficial Owners. Prior to the Submission Deadline on each Auction Date for MMP Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares (a “Beneficial Owner”) may submit orders (“Orders”) with respect to shares to that Broker-Dealer as follows:

•	Hold Order — indicating its desire to hold shares without regard to the Applicable Rate for shares for the next Dividend Period thereof.

•	Bid — indicating its desire to sell shares if the Applicable Rate for shares for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

•	Sell Order — indicating its desire to sell shares without regard to the Applicable Rate for shares for the next Dividend Period thereof.
      Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects as described below. A Beneficial Owner of shares that submits a Bid with respect to shares to its Broker-Dealer having a rate higher than the Maximum Rate for shares on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares fails to submit an Order with respect to shares to its Broker-Dealer for an Auction relating to a Dividend Period of more than             days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the MMP Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional MMP Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.
      Potential Beneficial Owners. A customer of a Broker-Dealer that is not a Beneficial Owner of MMP Shares but that wishes to purchase shares, or that is a Beneficial Owner of shares that wishes to purchase additional shares (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the Applicable Rate for shares for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares specifying a rate higher than the Maximum Rate for shares on the Auction Date therefore will not be accepted.
      The Auction Process. Each Broker-Dealer in turn will submit the Orders of its respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating itself (unless otherwise permitted by the Company) as an Existing Holder in respect of MMP Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and a Potential Holder in respect of MMP Shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Company nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of MMP Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of MMP Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Company.

      If Sufficient Clearing Bids for MMP Shares exist (that is, the number of shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates between the Minimum Rate and the Maximum Rate for shares is at least equal to the number of shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares available for purchase in the Auction. If Sufficient Clearing Bids for MMP Shares do not exist, the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the Maximum Rate for shares on the Auction Date therefor. In such event, Beneficial Owners of shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of MMP Shares, the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the All Hold Rate.
      The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of MMP Shares that is fewer than the number of shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.
      Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.
Secondary Market Trading and Transfer of MMP Shares
      The Broker-Dealers may maintain a secondary trading market of MMP Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. The Company has made no arrangements for the establishment of a secondary market. There can be no assurance that such secondary trading market of MMP Shares, if any is established, will provide owners with liquidity. MMP Shares are not listed on any exchange or automated quotation system. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.
      A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of MMP Shares only in whole shares and only as follows:

(1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,

(2) to a Broker-Dealer, or

(3) to the Company or any affiliate; provided, however, that (a) a sale, transfer or other disposition of MMP Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-

Dealer (or other person, if permitted by the Company) to whom such transfer is made shall advise the Auction Agent of such transfer.

DESCRIPTION OF TORTOISE NOTES AND BORROWINGS
      The Charter authorizes the Company, without prior approval of holders of common and preferred stock, including MMP Shares, to borrow money. The Company may issue additional notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Company’s assets to the extent permitted by the 1940 Act or Rating Agency Guidelines. In connection with such borrowing, the Company may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings, including without limitation the Tortoise Notes discussed below, will rank senior to the MMP Shares.
      On November 14, 2005, the Company issued two series of Tortoise Notes in an aggregate principal amount of $120,000,000 pursuant to the provisions of an indenture. The Bank of New York Trust Company, N.A. serves as trustee and transfer agent and the Bank of New York serves as such agent for the Tortoise Notes. The Tortoise Notes pay interest at rates that vary based on auctions normally held every           days. The Tortoise Notes rank senior to the Company’s common stock and MMP Shares. The Tortoise Notes may be redeemed prior to their maturity at the option of the Company, in whole or in part, under certain circumstances and are subject to mandatory redemption upon failure of the Company to maintain asset coverage requirements with respect to the Tortoise Notes.
      Limitations. Under the requirements of the 1940 Act, the Company, immediately after issuing any Borrowings that are senior securities representing indebtedness, including Tortoise Notes, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Company. Certain types of Borrowings also may result in the Company being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. The Company is subject to certain restrictions imposed by guidelines of one or more rating agencies that issued ratings for the Tortoise Notes. Such restrictions may be more stringent than those imposed by the 1940 Act.
      Distribution Preference. A declaration of a dividend or other distribution on or purchase or redemption of common stock or MMP Shares is restricted: (i) at any time that an event of default under the Tortoise Notes or any other Borrowings has occurred and is continuing; or (ii) if after giving effect to such declaration, the Company would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Tortoise Notes or other Borrowings; or (iii) if the Company has not redeemed the full amount of Tortoise Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption. In addition, the terms of any other Borrowings may contain provisions that limit certain activities of the Company, including the payment of dividends to holders of MMP Shares in certain circumstances.
      Voting Rights. The Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other Borrowings (if any), the 1940 Act does (in certain circumstances) grant to the lenders to the Company certain voting rights in the event of default in the payment of interest on or repayment of principal.
DESCRIPTION OF COMMON STOCK
      The Charter authorizes the issuance of 100,000,000 shares of common stock, par value $0.001 per share. The Board of Directors, without any action by the Company’s stockholders, may amend the Company’s charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Company has authority to issue. All shares of common stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares of common stock will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Company’s Charter and Bylaws,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when MMP Shares are outstanding, common stockholders will not be entitled to receive any cash distributions from the Company unless all accrued dividends on MMP Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MMP Shares would be at least 200% after giving effect to the distributions. At any time when Tortoise Notes are outstanding, common stockholders will not be entitled to receive any cash distributions from the Company unless all accrued interest on the Tortoise Notes has been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Tortoise Notes would be at least 300% after giving effect to the distributions.
      The common stock is listed on the NYSE under the symbol “TYY.” The Company intends to hold annual meetings of stockholders so long as the common stock is listed on a national securities exchange and such meetings are required as a condition to such listing.
CERTAIN PROVISIONS IN THE COMPANY’S CHARTER AND BYLAWS
      The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to the Company’s registration statement.
      The Company’s Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their stock in the Company at a premium over prevailing market prices by discouraging third parties from seeking to obtain control over the Company. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.
Classification of the Board of Directors; Election of Directors
      The Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2006, 2007 and 2008, respectively. Beginning in 2006, upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the Company’s strategies and policies as determined by the Board of Directors.
      The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.
Removal of Directors
      The Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.
Amendment to the Charter and Bylaws
      The Charter provides that amendments to the Charter must be declared advisable by the Board of Directors and generally approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Certain provisions of the Charter, including its provisions on classification of the Board of Directors, election and removal of directors and conversion of the Company to an open-end investment company, may be amended only by the affirmative vote of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on the matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The Board of Directors has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.
Dissolution of the Company
      The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board), such proposal may be approved by a majority of the votes entitled to be cast on such matter.
Advance Notice of Director Nominations and New Business
      The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to notice of the meeting by the Company, (2) by or at the direction of the Board of Directors, or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
CLOSED-END COMPANY STRUCTURE
      The Company is a closed-end investment company and as such its stockholders will not have the right to cause the Company to redeem their shares. Instead, the common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.
      Shares of closed-end companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Company’s net asset value may decrease as a result of investment activities. To the extent the common shares do trade at a discount, the Company’s Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Company, the potential increase in the expense ratio of expenses to assets of the Company and the decrease in asset coverage with respect to any outstanding preferred stock, including MMP Shares. The Board of Directors believes that in addition to the beneficial effects described above, any such purchase or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Company’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Any share repurchase or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common shares are traded.
FEDERAL INCOME TAX MATTERS
      The following is a general summary of certain federal income tax considerations affecting the Company and its preferred stockholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts and foreign investors. Unless otherwise noted, this discussion assumes that stockholders are U.S. persons and hold MMP Shares as capital assets. More detailed information regarding the federal income tax consequences of investing in the Company is in the Statement of Additional Information.
      Pursuant to U.S. Treasury Department Circular 230, the Company is informing you that (a) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws that may be imposed on the taxpayer, (b) this discussion was written in connection with the promotion or marketing by the Company and the initial purchasers of MMP Shares, and (c) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.
Company Federal Income Taxation
      The Company will be treated as a corporation for federal and state income tax purposes. Thus, the Company will be obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will have to report its allocable share of the MLP’s taxable income in computing its taxable income. Based upon the Company’s review of the historic results of the type of MLPs in which the Company intends to invest, the Company expects that the cash flow received by the Company with respect to its MLP investments will exceed the taxable income allocated to the Company. There is no assurance that the Company’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by the Company and less cash available to distribute to stockholders. In addition, the Company will take into account in its taxable income amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35%. The Company may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Company’s regular income tax.
      The Company will not be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and capital gains. The regulated investment company taxation rules have no application to the Company or to stockholders of the Company.
Federal Income Tax Treatment of Holders of MMP Shares
      Under present law, the Company is of the opinion that MMP Shares will constitute equity of the Company, and thus distributions with respect to MMP Shares (other than distributions in redemption of MMP Shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of the Company’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Code.
      Under federal income tax law enacted on May 28, 2003, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). The provisions of the Code applicable to qualified dividend income are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.
      Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the MMP Shares, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its MMP Shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.
      Earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on the MMP Shares, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her MMP Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset.
Sale of Shares
      The sale of MMP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of MMP Shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such MMP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Company (including a redemption resulting from liquidation of the Company), if any, of all the MMP Shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any common stock in the Company, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.
      Capital gain or loss will generally be long-term capital gain or loss if the MMP Shares were held for more than one year and will be short-term capital gain or loss if the disposed MMP Shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2008. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
Backup Withholding
      The Company may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions (including redemption proceeds) payable to stockholders who fail to provide the Company with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Company has been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.
Other Taxation
      Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.
      Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MMP Shares.
ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
PAYING AGENT, AUCTION AGENT AND REDEMPTION AGENT
      The Company has engaged U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company’s Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
      U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.010% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.
      Computershare Investor Services, LLC (the “Transfer Agent”), Two North LaSalle Street, Chicago, Illinois, serves as the Company’s transfer agent with respect to the Company’s common stock. Computershare Trust Company, Inc., Two North LaSalle Street, Chicago, Illinois, serves as the Company’s dividend paying agent, and agent for the Dividend Reinvestment Plan with respect to the Company’s common stock. The Company pays the Transfer Agent $875 monthly for its services and the services of its affiliate, Computershare Trust Company, Inc.
                          is the Auction Agent with respect to the MMP Shares and acts as transfer agent, registrar, dividend paying agent and redemption agent with respect to the MMP Shares. The company will pay the Auction Agent                     for its services.
UNDERWRITING
                          and                     are acting as underwriters in this offering (the “Underwriters”). Subject to the terms and conditions contained in the underwriting agreement by and among the Underwriters, the Advisor and the Company, (a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part), the Underwriters have agreed to purchase from the Company, and the Company has agreed to sell to the Underwriters the MMP Shares offered hereby.
      The underwriting agreement provides that the Underwriters are obligated to purchase, subject to certain conditions, all of the MMP Shares being offered if any are purchased. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by the Company to the Underwriters are true; (2) there has been no material change in the financial markets; and (3) the Company and the Advisor deliver customary closing documents to the Underwriters.

      After the first Auction that includes the newly issued MMP Shares, payment by each purchaser of MMP Shares sold through the Auction will be made in accordance with the procedures described under “The Auction.”
Discounts and Commissions
      The Underwriters have advised the Company that they propose to offer the MMP Shares directly to the public at the public offering price presented on the cover page of this Prospectus less a selling concession equal to $           per share which is equal to      % of the initial offering price. Investors must pay for any MMP Shares purchased on or before                     , 2005. After the offering, the Underwriters may change the price at which they re-offer the MMP Shares and other selling terms.
Indemnification
      The Company and the Advisor have agreed to indemnify the Underwriters against certain liabilities relating to this offering, including liabilities under the 1933 Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement and to contribute to payments that the Underwriters may be required to make for those liabilities; provided that such indemnification shall not extend to any liability or action resulting directly from the willful misfeasance, bad faith, gross negligence in the performance of duties, or reckless disregard of applicable obligations and duties of the Underwriters.
Listing
      The MMP Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the MMP Shares outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the MMP Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). The Company has been advised that the Underwriters currently intend to make a market in the MMP Shares, as permitted by applicable laws and regulations. However, the Underwriters are not obligated to make a market in the MMP Shares between Auctions and the market making may be discontinued at any time at their sole discretion.
Electronic Distribution
      A Prospectus in electronic format may be made available on the Internet sites or through other online services maintained by the Underwriters or their affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The Underwriters may allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.
      Other than the Prospectus in electronic format, the information on the Underwriters’ web site and any information contained in any other web site maintained by the Underwriters is not part of the Prospectus or the registration statement of which this Prospectus forms a part, has not been approved and/or endorsed by the Company and should not be relied upon by investors.
Certain Relationships and Fees
      To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Company anticipates that the Underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of the Company’s portfolio transactions after the Underwriters have ceased to be Underwriters and, subject to certain restrictions, each may act as a broker while it is an Underwriter. The Company anticipates that the Underwriters or one of their affiliates may from time to time act in Auctions as a Broker-Dealer or dealer and receive fees as described under “Description of the Money Market Cumulative Preferred Shares.”

Addresses
                          ’s principal office is located at                    .
                          ’s principal office is located at                    .
LEGAL OPINIONS
      Certain legal matters in connection with the MMP Shares offered hereby will be passed upon for the Company by Blackwell Sanders Peper Martin LLP (“Blackwell”), Kansas City, Missouri, and for the Underwriters by                     . Blackwell and                     may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.
AVAILABLE INFORMATION
      The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Commission. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549. Reports, proxy statements, and other information about the Company can be inspected at the offices of the SEC.
      This Prospectus does not contain all of the information in the Company’s registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
      Additional information about the Company and MMP Shares can be found in the Company’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Company’s Registration Statement, other documents incorporated by reference, and other information the Company has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	S-1
Investment Limitations	S-1
Investment Objective and Principal Investment Strategies	S-4
Management of the Company	S-15
Portfolio Transactions	S-25
Net Asset Value	S-26
Additional Information Concerning the Auction	S-28
Certain Federal Income Tax Matters	S-29
Proxy Voting Policies	S-33
Independent Registered Public Accounting Firm	S-34
Custodian	S-34
Additional Information	S-34
Financial Statements	F-1
Appendix A — Articles Supplementary	A-1
Appendix B — Rating of Investments	B-1

$
Tortoise Energy Capital Corporation
Series I Money Market Cumulative Preferred Shares

PROSPECTUS
November       , 2005

TORTOISE ENERGY CAPITAL CORPORATION

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER __, 2005

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
TORTOISE ENERGY CAPITAL CORPORATION

STATEMENT OF ADDITIONAL INFORMATION
     Tortoise Energy Capital Corporation, a Maryland corporation (the “Company”), is a recently organized, nondiversified, closed-end management investment company.
     This Statement of Additional Information relating to the Company’s Series I Money Market Cumulative Preferred Shares (MMP®) Shares (the “MMP Shares”), does not constitute a prospectus, but should be read in conjunction with the Company’s Prospectus relating thereto dated November ___, 2005. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing MMP Shares, and investors should obtain and read the Company’s Prospectus prior to purchasing MMP Shares. A copy of the Prospectus may be obtained without charge from the Company by calling 1-800-727-0254. You also may obtain a copy of the Company’s Prospectus on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus. This Statement of Additional Information is dated November ___, 2005.
     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The Prospectus and this Statement of Additional Information do not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.
Subject to Completion dated November 22, 2005

USE OF PROCEEDS
     The net proceeds of the offering of MMP Shares (the “Offering”) will be approximately $                                        , after payment of the underwriting discounts and commissions and estimated offering costs. The Company will invest the net proceeds of the Offering in accordance with the Company’s investment objective and policies as stated below. The Company anticipates that it will be able to invest substantially all of the net proceeds in securities that meet its investment objective and policies within approximately six months after completion of the Offering. Because of the investment opportunities presented by restricted master limited partnership (“MLP”) securities and the limited trading volume of certain publicly traded MLP securities, the Company often relies on direct placements to acquire portfolio securities. To the extent direct placement opportunities are not available, the Company would have to acquire such securities on the open market, which could take longer than the six-month period following this Offering. Pending investment in securities that meet the Company’s investment objective, the Company anticipates that the net proceeds will be invested in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities, that are expected to provide a lower yield than the securities of MLPs and their affiliates.
INVESTMENT LIMITATIONS
     This section supplements the disclosure in the Prospectus and provides additional information on the Company’s investment limitations. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of the Company’s outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”) means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).
     Investment limitations stated as a maximum percentage of the Company’s assets are only applied immediately after, and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company’s investment limitations. All limitations with respect to nonfundamental investment policies that are based on a percentage of total assets include assets obtained or expected to be obtained through leverage.
     THE FOLLOWING ARE THE COMPANY’S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE COMPANY MAY NOT:
(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the group of industries constituting the energy sector;

(5)	underwrite securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in its portfolio;

(6)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.
     The restrictions under the 1940 Act mentioned in (1) and (2) above are discussed in more detail under “Leverage.”
     The Company has adopted the following nonfundamental policies:
•	Under normal circumstances, the Company will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector.

•	The Company will also invest at least 80% of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector.

•	The Company may invest up to 50% of its total assets in restricted securities, all of which may be illiquid securities. The restricted securities that the Company may purchase include MLP convertible subordinated units, MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

•	The Company may invest up to 20% of its total assets in debt securities, including certain securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P’s”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by Tortoise Capital Advisors L.L.C., a Delaware limited liability company (the “Advisor”).

•	The Company will not invest more than 15% of its total assets in any single issuer.

•	The Company will not engage in short sales.
     As used in the bullets above, the term “total assets” includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy. During the period in which the Company is investing the net proceeds of this offering, it will deviate from its investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities.
     The Company’s Board of Directors (the “Board of Directors” or the “Board”) may change the Company’s nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however a change in the policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.

     Currently, under the 1940 Act, the Company is not permitted to incur indebtedness unless immediately after such borrowing the Company has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Company’s total assets). Additionally, currently under the 1940 Act, the Company may not declare any distribution upon its common stock, or purchase any such shares, unless the aggregate indebtedness of the Company has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness after deducting the amount of such distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the Company has asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Company’s total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the Company’s total assets less liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such distribution) is at least 200% of such liquidation value.
     Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Transactions involving either indebtedness or issuance of any preferred stock by the Company would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.
     Currently under the 1940 Act, the Company is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Company, except for a loan from the Company to a company which owns all of the outstanding securities of the Company. Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time securities representing more than one-third of its total assets.
     The Company interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Company, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.
     Under the 1940 Act, the Company may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting shares of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Company will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Company’s advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent the Company invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the Prospectus in the section entitled “Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

INVESTMENT OBJECTIVE AND POLICIES
     The Prospectus presents the investment objective and the principal investment strategies and risks of the Company. This section supplements the disclosure in the Company’s Prospectus and provides additional information on the Company’s investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of the Company’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company’s restrictions and policies.
     The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. For purposes of the Company’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distribution. There is no assurance that the Company will achieve its objective. The investment objective and the investment policies discussed below are nonfundamental. The Board of Directors may change an investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Shareholders will receive at least 60 days’ prior written notice of any change to the nonfundamental investment policy of investing at least 80% of the Company’s net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector. Unlike most other investment companies, the Company will not be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, the Company will be taxed as a regular “C” corporation and will be subject to federal and applicable state corporate income taxes.
     Under normal circumstances, the Company will invest at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. MLP equity securities (known as “units”) currently consist of common units and convertible subordinated units. The Company also may invest in other securities, consistent with its investment objective and fundamental and nonfundamental policies.
     The following pages contain more detailed information about the types of issuers and instruments in which the Company may invest, strategies the Advisor may employ in pursuit of the Company’s investment objective and a discussion of related risks. The Advisor may not buy these instruments or use these techniques unless it believes that doing so will help the Company achieve its objective.
Master Limited Partnerships
     Under normal circumstances, the Company will invest at least 80% of its total assets (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. An MLP is an entity that is taxed as a partnership and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules eliminates federal tax at the entity level.
     An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

     MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as an MLP from its inception.
     The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.
     In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.
     MLPs tend to pay relatively higher distributions than other types of companies and the Company intends to use these MLP distributions in an effort to meet its investment objective.
     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
     Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.
     The partner will not incur federal income tax on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.
     The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Advisor intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids.
     The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.
     MLPs in the energy sector in which the Company will invest can generally be classified into the following categories:
     Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
     Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
     Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
     Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act have on coal-end users.
     MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions. While opportunities for growth by acquisition appear abundant based on current market conditions, especially for smaller MLPs, the Advisor expects MLPs to grow primarily through internal means.

     MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
     MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
     MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “SuperFund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
     MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
     For a further discussion and a description of MLP tax matters, see the section entitled “Certain Federal Income Tax Matters.”
Non-MLPs.
     Although the Company emphasizes investments in MLPs, it also may invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.
     The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.
The Company’s Investments
     The types of securities in which the Company may invest include, but are not limited to the following:
     MLP Equity Securities. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by MLPs and their affiliates in the energy infrastructure sector, including common units, convertible subordinated units, I-Shares and limited liability company (“LLC”) common units (each discussed below). The Company also may invest up to 20% of its total assets in equity securities of entities not in the energy infrastructure sector.
     The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Company’s net asset value per share, which will fluctuate as the value of the securities held by the Company change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.
     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.
     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.
     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase subordinated units in direct placements from such persons or other persons that may hold such units. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units.
     Equity Securities of MLP Affiliates. The Company may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which the Company may purchase general partner interests. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by the MLP limited partner unitholders.
     MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP common units. Distributions to I-Share holders in the form of additional I-Shares are generally equal in amount to the I-Units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state filing obligations solely as a result of holding such I-Shares. Distributions of I-Shares generally do not generate unrelated business taxable income for federal income tax purposes and are qualifying income for mutual fund investors.
     Limited Liability Company Common Units. Recently, some energy infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Company may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.
     In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
     Non-MLP Equity Securities. The Company also may invest in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Company. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Company has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
     Restricted, Illiquid and Thinly-Traded Securities. The Company may invest up to 50% of total assets in restricted securities. Restricted securities are less liquid than securities traded in the open market, therefore, the Company may not be able to readily sell such securities. Investments currently considered by the Advisor to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, the Company may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.
     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, the Advisor has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company can sell it. The Company would bear the risks of any downward price fluctuation during that period.
     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
     Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company, however, could affect adversely the marketability of such portfolio securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.
     The Company may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), the

NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Company believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Advisor’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Company’s capital in thinly-traded securities may restrict the Company’s ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Company’s operations require cash and could result in the Company borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.
     Debt Securities. The Company may invest up to 20% of its total assets in debt securities, including certain securities rated below investment grade (“junk bonds”). The Company’s debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. If a security satisfies the Company’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.
     Below Investment Grade Debt Securities. The Company may invest up to 20% of the Company’s assets in below investment grade securities. The below investment grade debt securities in which the Company invests are rated from B3 to Ba1 by Moody’s, from B- to BB+ by S&P’s, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Advisor to be of comparable quality.
     Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Company is subject to the following specific risks:
•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Company’s net asset value and the market value of its common stock. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Company’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than those for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company’s net asset value.
     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     The Company will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Company, the Company may be required to bear certain extraordinary expenses in order to protect and recover its investment if it is recoverable at all.
     See Appendix B to this Statement of Additional Information for a description of Moody’s, S&P’s and Fitch Ratings (“Fitch”).
     Commercial Paper. The Company may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.
     Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
     U.S. Government Securities. The Company may invest in U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

     Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury Bills have original maturities of one year or less. Treasury Notes have original maturities of one to ten years and Treasury Bonds generally have original maturities of greater than ten years.
     Some agency securities are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.
     Investment Company Securities. The Company does not intend to invest in shares of other investment companies to achieve its investment objective.
     Repurchase Agreements. The Company may enter into “repurchase agreements” backed by U.S. Government Securities. A repurchase agreement arises when the Company purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Company holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of not more than seven days and could be used to permit the Company to earn interest on assets awaiting long term investment. The Company requires continuous maintenance by the custodian for the Company’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Company could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Company seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
     Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Advisor to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Company is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
     At the time when the Company enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government Securities or other “high-grade” debt obligations) of the Company having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Company and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by the Company creates leverage which increases the Company’s investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Company’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Company intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

     Margin Borrowing. Although it does not currently intend to, the Company may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Advisor believes it will enhance returns. Margin borrowings by the Company create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Company has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Company, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by the Company would be subject to the limitations of the 1940 Act, including the prohibition on the Company from issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this Statement of Additional Information. See “Investment Limitations.”
     Interest Rate Transactions. In an attempt to reduce the interest rate risk arising from the Company’s leveraged capital structure, the Company may, but is not obligated to, enter into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment that is intended to approximate the Company’s variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, it would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, the Company would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. When interest rate transactions are outstanding, the Company will segregate liquid assets with its custodian in an amount equal to its net payment obligation under the transactions. Therefore, depending on the state of interest rates in general, the Company’s use of interest rate transactions could enhance or decrease cash flow available to make payments with respect to the MMP Shares. Further, to the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the Company’s net asset value. In addition, if the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company’s cost of financial leverage.
     Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. Delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Company may receive fees or price concessions for entering into delayed-delivery transactions.
     When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Company’s investments. If the Company remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Company will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Company has sold a security on a delayed-delivery basis, the Company does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Company could miss a favorable price or yield opportunity or suffer a loss.
     Securities Lending. The Company may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Company to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Advisor to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Advisor’s judgment, the consideration to be earned from such loans would justify the risk.
     The Advisor understands that it is the current view of the SEC staff that the Company may engage in loan transactions only under the following conditions: (1) the Company must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Company may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
     Temporary Investments and Defensive Investments. Pending investment, the Company may invest up to 100% of net offering or leverage proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities-all of which are expected to provide a lower yield than the securities of MLPs and their affiliates, or may hold cash. The Company also may invest in such instruments on a temporary basis to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades.
     In addition, under adverse market or economic conditions, the Company may invest 100% of its total assets in these securities. The yield on such securities may be lower than the returns on MLP securities or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.
MANAGEMENT OF THE COMPANY
Directors and Officers
     The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company’s Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company’s day-to-day operations. The names, ages and addresses of each of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Overland Park, Kansas 66210. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Advisor or its affiliates.

	POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Independent Directors Conrad S. Ciccotello, 45	Class III Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University; Director of Graduate Personal Financial Planning Programs; Editor, “Financial Services Review” (an academic journal dedicated to the study of individual financial management). Formerly, faculty member, Pennsylvania State University	3	None

John R. Graham, 60	Class II Director since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development and investment company and a venture capital company; and Owner of Graham Ventures, a business services and venture capital firm; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	3	Erie Indemnity Company; Erie Family Life Insurance Company; Kansas State Bank

	POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Charles E. Heath, 63	Class I Director since 2005	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) since 1974.	3	None

Interested Directors and Officers(2)

H. Kevin Birzer, 45	Class II Director and Chairman of the Board since 2005	Managing Director of the Advisor since 2002; Partner/Senior Analyst, Fountain Capital (1990-present); formerly Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986).	3	None

Terry C. Matlack, 49	Class I Director, Chief Financial Officer since 2005	Managing Director of the Advisor since 2002; Managing Director, KCEP (2001-present); formerly President, GreenStreet Capital, a private investment firm (1998-2001).	3	None

David J. Schulte, 44	President and Chief Executive Officer since 2005	Managing Director of the Advisor since 2002; Managing Director, KCEP (1993-present); CFA since 1992; Member, Corporate Governance Task Force of CFA Institute.	N/A	None

Zachary A. Hamel, 39	Secretary since 2005	Managing Director of the Advisor since 2002; Partner/Senior Analyst with Fountain Capital (1997-present).	N/A	None

POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Kenneth P. Malvey, 40	Treasurer since 2005	Managing Director of the Advisor since 2002; Partner/Senior Analyst, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).	N/A	None

(1)	This number includes the Company, Tortoise Energy Infrastructure Corporation and Tortoise North American Energy Corporation. The Advisor also serves as the investment adviser to Tortoise Energy Infrastructure Corporation and Tortoise North American Energy Corporation.

(2)	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Company within the meaning of the 1940 Act.
     Once Tortoise Energy Capital Corporation (“TTO”) is operational, the following individuals who are included in the table above will hold the following positions with TTO: Messrs. Ciccotello, Graham and Heath will be directors; Mr. Birzer will be a director and the Chairman of the Board; Mr. Matlack will be a director and the Chief Financial Officer; Mr. Schulte will be the President and Chief Executive Officer; Mr. Hamel will be a Senior Vice President and Secretary; and Mr. Malvey will be a Senior Vice President and Treasurer.
     The Company has an audit committee that consists of three directors (the “Audit Committee”) who are not “interested persons” of the Company within the meaning of the 1940 Act (“Independent Directors”). The Audit Committee members are Conrad S. Ciccotello (Chairman), John R. Graham and Charles E. Heath. The Audit Committee’s function is to oversee the Company’s accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm of the Company, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee has held [one] meeting since the Company began operations on May 31, 2005.
     The Company has a nominating committee that consists of three Independent Directors (the “Nominating Committee”). The Nominating Committee members are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath. The Nominating Committee’s function is to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders, to monitor the structure and membership of committees of the Board of Directors, and to recommend to the Board of Directors director nominees for each committee. The Nominating Committee has [not held] any meetings since the Company began operations on May 31, 2005.

     Directors and officers of the Company who are interested persons of the Advisor or the Administrator will receive no salary or fees from the Company. For the current fiscal year, each Independent Director receives from the Company an annual retainer of $15,000 ($6,000 for the Chairman of the Audit Committee) and fees of $2,000 (and reimbursement for related expenses) for each meeting of the Board or committee meeting (or $1,000 for each committee meeting that is held on the same day as a Board meeting) he or she attends. Each Independent Director receives $1,000 for each telephone committee meeting. No director or officer will be entitled to receive pension or retirement benefits from the Company.
     The table below sets forth the estimated compensation to be paid to the directors by the Company for the current fiscal year.

		TOTAL COMPENSATION
		FROM FUND AND FUND
NAME AND POSITION	AGGREGATE COMPENSATION	COMPLEX PAID TO DIRECTORS
WITH THE COMPANY	FROM THE COMPANY*	(3 COMPANIES)
INDEPENDENT DIRECTORS
Conrad S. Ciccotello	$27,000	$88,000
John R. Graham	$21,000	$83,000
Charles E. Heath	$21,000	$92,000
INTERESTED DIRECTORS
H. Kevin Birzer	$0	$0
Terry C. Matlack	$0	$0

*	Because the Company has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Company during the current fiscal year.
     The following table sets forth the dollar range of equity securities beneficially owned by each director in the Company as of the date of this Statement of Additional Information.

AGGREGATE DOLLAR RANGE OF EQUITY
	AGGREGATE DOLLAR RANGE	SECURITIES IN ALL REGISTERED INVESTMENT
	OF COMPANY SECURITIES	COMPANIES OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR	BENEFICIALLY OWNED BY DIRECTOR	OF INVESTMENT COMPANIES (3 COMPANIES)
INDEPENDENT DIRECTORS
Conrad S. Ciccotello	$10,001 - $50,000	$50,001 - $100,000
John R. Graham	$10,001 - $50,000	over $100,000
Charles E. Heath	$10,001 - $50,000	over $100,000
INTERESTED DIRECTORS
H. Kevin Birzer	over $100,000	over $100,000
Terry C. Matlack	over $100,000	over $100,000
Control Persons
     As of                     , 2005, the following persons owned of record more than 5% of the Company’s common stock:
____%
____%
____%

____%
____%
____%
     The officers and directors of the Company, as a group, owned less than one percent of the Company’s outstanding common stock.
Indemnification of Directors and Officers
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Company’s Charter (the “Charter”) contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.
     The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company. The 1940 Act prohibits the Company from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.
     Maryland law requires a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
     However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Investment Adviser
     Tortoise Capital Advisors, LLC, a Delaware limited liability company, serves as the investment advisor to the Company. The Advisor was formed in October 2002 and has been managing investments in portfolios of MLPs since that time. The Advisor also manages the investments of Tortoise Energy Infrastructure Corporation (“TYG”), which began operations in February 2004 and Tortoise North American Energy Corporation (“TYN”), which began operations in October 2005. TYG, whose shares trade on the New York Stock exchange under the symbol “TYG”, is a non-diversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. TYN, whose shares trade on the New York Stock Exchange under the symbol “TYN”, is a newly-organized, non-diversified, closed-end management investment company that was created to invest primarily in Canadian royalty trusts, income trusts and publicly traded United States MLPs. When it commences operations, the Advisor will manage TTO, a private investment fund, which intends to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. The investments of the Company, TYG and TYN (and TTO, once operational) are managed by the Advisor’s investment committee. The Company, TYG and TYN (and TTO, once operational) share the same officers. As of                     , 2005, the Advisor had client assets under management of approximately $                     billion, including TYG, TYN and the Company. The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
     Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Advisor, subject to overall supervision by the Board, manages the investments of the Company. The Advisor regularly provides the Company with investment research advice and supervision and furnishes continuously an investment program for the Company, consistent with the investment objective and policies of the Company.
     Day-to-day management of the Company’s portfolio is the responsibility of the Advisor’s investment committee, which consists of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Advisor. The other members of the investment committee are affiliates of, but not employees of, the Advisor. Members of the investment committee have significant responsibilities with Kansas City Equity Partners LC (“KCEP”) and/or Fountain Capital Management, L.L.C. (“Fountain Capital”). All members of the investment committee have undertaken to provide such services as necessary to fulfill the obligations of the Advisor to the Company.

     The following table provides information about other accounts managed on a day-to-day basis by each of the portfolio managers as of                     , 2005.

			NUMBER OF	TOTAL ASSETS
			ACCOUNTS	OF ACCOUNTS
		TOTAL	PAYING A	PAYING A
	NUMBER OF	ASSETS OF	PERFORMANCE	PERFORMANCE
NAME OF MANAGER	ACCOUNTS	ACCOUNTS*	FEE	FEE
H. Kevin Birzer
Registered investment companies		$		$
Other pooled investment vehicles		$		$
Other accounts		$		$
Zachary A. Hamel
Registered investment companies		$		$
Other pooled investment vehicles		$		$
Other accounts		$		$
Kenneth P. Malvey
Registered investment companies		$		$
Other pooled investment vehicles		$		$
Other accounts		$		$
Terry C. Matlack
Registered investment companies		$		$
Other pooled investment vehicles		$		$
Other accounts		$		$
David J. Schulte
Registered investment companies		$		$
Other pooled investment vehicles		$		$
Other accounts		$		$

*	In millions of dollars.
     The following table sets forth the dollar range of equity securities beneficially owned by each of the portfolio managers as of the date of this statement of additional information.

AGGREGATE DOLLAR RANGE OF
COMPANY SECURITIES
BENEFICIALLY OWNED BY
NAME OF MANAGER	MANAGER
H. Kevin Birzer	over $100,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry C. Matlack	over $100,000
David J. Schulte	$10,001-$50,000
     None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from the Fund or any other of the managed accounts reflected in the table on page S-___. All such accounts are managed by the Advisor, Fountain or KCEP. Messrs. Schulte and Matlack are full-time employees of the Advisor and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee, subject to adjustment, for the services of Messrs. Birzer, Hamel or Malvey. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in either KCEP or Fountain Capital, the two entities that control the Advisor, and each thus benefits from increases in the net income of the Advisor, KCEP or Fountain Capital.
     In addition to portfolio management services, the Advisor is obligated to supply the Board and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Investment Advisory Agreement, the Company pays the Advisor quarterly, as compensation for the services rendered by it, a fee equal to 0.90% annually of the Company’s average monthly Managed Assets until May 31, 2006. Thereafter, the Company will pay the Advisor a fee equal to 0.95% annually of the Company’s average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred shares.
     Because the management fees paid to the Advisor are based upon a percentage of the Company’s Managed Assets, fees paid to the Advisor are higher when the Company is leveraged; thus, the Advisor will have an incentive to leverage the Company. The Advisor intends to leverage the Company only when it believes it will serve the best interests of the stockholders. The Company’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.
     The Advisory Agreement provides that the Company will pay all expenses other than those expressly stated to be payable by the Advisor, which expenses payable by the Company shall include, without implied limitation: (1) expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing common stock, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with shareholders including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Advisor’s organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with the organization of the Company and offerings of the Company’s common stock, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.
     The Advisory Agreement provides that the Advisor will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Advisor shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Advisor’s willful misconduct, bad faith or gross negligence or disregard by the Advisor of the Advisor’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of the Advisor’s obligations under the Advisory Agreement.
     The Advisory Agreement will continue in force for a period of two years from May 1, 2005 and from year to year thereafter, provided such continuance is approved by a majority of the Board or by a vote of the holders of a majority of the outstanding voting securities of the Company. Additionally, the Advisory Agreement must be approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement may be

terminated by the Advisor or the Company, without penalty, on sixty (60) days’ prior written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.
     The Advisory Agreement was considered and approved by the Board of Directors, including a majority of the Independent Directors, at the organizational meeting of the Company held on April 15, 2005. In its discussion of the Advisory Agreement, the Independent Directors reviewed the performance of TYG, the other registered investment company advised by the Advisor. The Independent Directors also reviewed the advisory fees charged to other accounts of the Advisor, including the varying fees charged for different types of investments, and the fees charged by other advisors to closed-end funds with similar investment objectives and policies as the Company. In reviewing the comparative fee information, the Independent Directors concluded that the Advisory Agreement provided a fee structure that was (1) at least as favorable to the Company as the fee structure for private accounts managed by the Advisor (assuming these private accounts consisted of the asset structure anticipated for the Company), and (2) more favorable to the Company than the fees charged by other advisors managing assets for entities like the Company. The Independent Directors also considered the likely profitability of the Advisor under the Advisory Agreement. Based on this analysis, the Independent Directors concluded that the fees and the expense ratios that the Company is paying under the Advisory Agreement are reasonable given the quality of services expected to be provided under the Advisory Agreement and that such fees and ratios are comparable to, and in most cases lower than, the fees charged by advisors to comparable funds. While the Independent Directors recognized the benefit to the Advisor of some economies of scale, it also concluded that the Advisor would need to incur additional expenses to provide the Company the required services.
Potential Conflicts Of Interest
     The Advisor and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. Securities frequently meet the investment objectives of the Company and such other accounts and the Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of the trading order.
     The Advisor also serves as investment adviser to TYG and TYN, and 180 other individual accounts managed by the Advisor. TYG invests primarily in equity securities of MLPs issued by energy infrastructure companies, and TYN invests primarily in publicly traded Canadian royalty trusts and income trusts and publicly traded MLPs. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of these companies or other accounts managed by the Advisor, the Company may compete with TYG, TYN and these other accounts for the same investment opportunities.
     It is possible that at times identical securities will be held by the Company and other accounts. However, positions in the same issuer may vary and the length of time that the Company or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by the Advisor seeks to acquire the same security at about the same time, the Company may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisor decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by the Company and other accounts, the resulting participation in volume transactions could produce better executions for the Company. In the event more than one account purchases or sells the same security as the Company on a given date, the purchases and sales will be allocated among the clients on a good faith equitable basis by the Advisor in its discretion in accordance with the client’s various objectives and the Advisor’s procedures. Although the other accounts may have the same or similar investment objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

     Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in private placements of securities. The Advisor and TYG have applied to the SEC for exemptive relief to permit TYG, the Company and their respective affiliates to make such investments. Unless and until an exemptive order is obtained, the Company will not co-invest with its affiliates in private placement transactions. The Company cannot guaranty that the requested relief will be granted by the SEC. Unless and until an exemptive order is obtained, the Advisor will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which the Company invests. Until the Company and the Advisor receive exemptive relief, the Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, the Company may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a position as quickly.
Transfer Agent
     Computershare Investor Services, LLC (“Transfer Agent”), Two North LaSalle Street, Chicago, Illinois, serves as transfer agent for the Company with respect to the Company’s common stock. Computershare Trust Company, Inc., an affiliate of the Transfer Agent, Two North LaSalle Street, Chicago, Illinois, serves as the Company’s dividend paying agent as well as Plan Agent for the Company’s Dividend Reinvestment Plan with respect to the Company’s common stock.
Code of Ethics
     The Company and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of the Company and the Advisor (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of the Company and the Advisor (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Company. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as the Company. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.
     The Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The code of ethics of the Company is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
PORTFOLIO TRANSACTIONS
Execution of Portfolio Transactions
     The Advisor is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

     The ability to invest in direct placements of MLP securities is critical to the Company’s ability to meet its investment objective because of the limited number of MLP securities available for investment and, in some cases, the relatively small trading volumes of certain securities. Accordingly, the Company may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions.
     In evaluating placement agent proposals, the Company will consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, the Company will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate the Company to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.
     Subject to such policies as the Board may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Company and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Advisor or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.
Portfolio Turnover
     The Company’s annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through                      2005, the Company’s actual portfolio turnover rate was ___%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover also may result in the Company’s recognition of gains that will increase the Company’s current and accumulated earnings and profits resulting in a greater portion of the Company’s distributions being treated as taxable dividends for Federal income tax purposes. See “Certain Federal Income Tax Matters.”
NET ASSET VALUE
     The Company computes its net asset value for its common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. The Company makes its net asset value available for publication monthly. For purposes of determining the net asset value of a common share, the net asset value of the Company equals the value of the total assets of the Company (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) less (1) all of its liabilities (including, without limitation, accrued expenses and taxes, including both current and deferred income taxes); (2) accumulated and unpaid interest payments and dividends on any outstanding preferred stock; (3) the aggregate liquidation value of any outstanding preferred stock; and (4) any distributions payable on the common stock. The net asset value per share of common stock of the Company equals the net asset value of the Company divided by the number of outstanding shares of common stock.
     Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value the assets in the Company’s portfolio in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Advisor and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued at “fair value.”
     Valuation of certain assets at market value is as follows. For equity securities, the Accounting Services Provider uses readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider uses readily available market quotations based upon the last updated sale price, a market value which is obtained from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options of futures contracts, the Accounting Services Provider uses readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider uses the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets are valued at market value pursuant to the Valuation Procedures.
     If the Accounting Services Provider cannot obtain a market value or the Advisor determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures established by the Board. The Valuation Procedures provide that the Advisor will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain pre-approved methodologies will be presented to the Board of Directors or a designated committee thereof for approval at the next regularly scheduled Board meeting; otherwise approval of the Board shall be sought promptly. The Valuation Procedures provide for two pre-approved methodologies with respect to restricted securities. First, direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost initially. Second, if a restricted security has a common share counterpart trading in a public market or the security is convertible into publicly traded securities, the security will be valued at a discount from the common share market price based on the restrictions that apply to its resale and/or conversion. The foregoing methods for valuing privately placed securities may be used only as long as the Advisor believes they continue to represent fair value.
     In computing net asset value, the Company will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (1) the anticipated timing of required tax payments and (2) the impact of each on the treatment of distributions by the Company to its stockholders.
     The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which the Company invests will not equal the amount of taxable income allocable to the Company primarily due to depreciation and amortization deductions recorded by MLPs. This may result, in effect, in a portion of the cash distribution received to not be recognizable as income for tax purposes. The relative portion of such distributions not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP.

ADDITIONAL INFORMATION CONCERNING THE AUCTION
General
     Capitalized terms used but not defined in the Statement of Additional Information shall have the meanings given to such terms in Appendix A to the Statement of Additional Information.
     Auction Agency Agreement. The Company has entered into the Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently,                                         ) which provides, among other things, that the Auction Agent will follow the procedures for the Auction (the “Auction Procedures”) for purposes of determining the Applicable Rate for each series of MMP Shares so long as the Applicable Rate for MMP Shares of such series is to be based on the results of an Auction.
     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into Agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers selected by the Company, which provide for the participation of those Broker-Dealers in Auctions for MMP Shares. See “Broker-Dealers” below.
     Securities Depository. The Depository Trust Company (“DTC”) will act as the Securities Depository for the Agent Members with respect to each series of MMP Shares. One certificate for each series of MMP Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of MMP Shares contained in the Articles Supplementary. The Company also will issue stop-transfer instructions to the transfer agent for each series of MMP Shares. Cede & Co. will be the Holder of record of each series of all MMP Shares and owners of such MMP Shares will not be entitled to receive certificates representing their ownership interest in such MMP Shares.
     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the “Agent Member”) in MMP Shares, whether for its own account or as a nominee for another person.
Concerning the Auction Agent
     The Auction Agent is acting as non-fiduciary agent for the Company in connection with Auctions. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.
     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of MMP Shares, the Auction Agent’s registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Company) with respect to transfers described under “The Auction” in the Prospectus and notices from the Company. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.
     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Company will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Company may remove the Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers
     After each Auction for MMP Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a rate period of less than one year, or a percentage agreed to by the Company and the Broker-Dealers in the case of any Auction immediately preceding a rate period of one year or longer, of the purchase price of MMP Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, MMP Shares will be placed by a Broker-Dealer if such MMP Shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such MMP Shares as a result of the Auction or (2) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such MMP Shares as a result of the Auction or (3) a valid Hold Order.
     The Company may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.
     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Company) may participate in Auctions for its own account. However, the Company, by notice to all Broker-Dealers, may prohibit all Broker-Dealers from submitting bids in Auctions for their own accounts, provided that they may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Company may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.
CERTAIN FEDERAL INCOME TAX MATTERS
     The following is a summary of certain material U.S. federal income tax considerations relating to the purchase, ownership and disposition of MMP Shares. The discussion generally applies only to holders of MMP Shares that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in MMP Shares. This summary deals only with U.S. holders that hold MMP Shares as capital assets and who purchase MMP Shares in connection with this offering. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of MMP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, a person who holds MMP Shares in a qualified tax deferred account such as an IRA, or a person who will hold MMP Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.
     This summary is based on the provisions of the Internal Revenue Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.

     As stated above, this discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of MMP Shares in light of such holder’s particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of MMP Shares, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.
     Pursuant to U.S. Treasury Department Circular 230, the Company is informing you that (a) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws that may be imposed on the taxpayer, (b) this discussion was written in connection with the promotion or marketing by the Company and the initial purchasers of MMP Shares, and (c) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.
Federal Income Tax Treatment of the Company
     The Company will be treated as a regular C corporation for federal and state income tax purposes. The Company will compute and pay federal and state income tax on its taxable income. Thus, the Company will be subject to federal income tax on its taxable income at tax rates up to 35%. Additionally, in certain instances the Company could be subject to the alternative minimum tax of 20% on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.
     As indicated above, the Company intends to invest its assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership’s partners must report as their income their proportionate share of partnership income. Thus, as a partner in MLPs, the Company will report its proportionate share of the MLPs’ income in computing its federal taxable income, irrespective of whether any cash distributions are made by the MLP to the Company. Cash distributions by such MLPs will not be eligible for the dividends received deduction when received by the Company. The Company also will take into account in computing its taxable income any other items of Company income, gain, deduction or loss. The Company anticipates that these may include interest income earned on the Company’s investment in debt securities, deductions for Company operating expenses and gain or loss recognized by the Company on the sale of MLP interests or any other security.
     As explained below, based upon the historic performance of MLPs, the Company anticipates initially that its proportionate share of the MLPs’ taxable income will be significantly less than the amount of cash distributions received by the Company from the MLPs. In such case, the Company anticipates that it will not incur a current federal income tax on a significant portion of its cash flow, particularly after taking into account the Company’s current operating expenses. If the MLPs’ taxable income is greater than the MLPs’ cash distributions, the Company will incur current federal income tax liability, possibly in excess of the cash distributions it receives.
     The Company anticipates that each year it will turn over a certain portion of its investment assets. The Company will recognize gain or loss on the disposition of all or a portion of its interest in MLPs in an amount equal to the difference between the sales price and the Company’s basis in the MLP interests sold. To the extent the Company received MLP cash distributions in excess of the taxable income reportable by the Company with respect to the respective MLP interest, the Company’s basis in the MLP interest will be reduced and the Company’s gain on the sale of such MLP interest likewise will be increased.
     The Company will not be treated as a regulated investment company under the federal income tax laws. The federal income tax laws generally provide that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and capital gains. The regulated investment company taxation rules have no application to the Company or stockholders of the Company.
Federal Income Tax Treatment of Holders of MMP Shares
     Under present law, the Company believes that MMP Shares will constitute stock of the Company, and thus distributions with respect to MMP Shares (other than distributions in redemption of MMP Shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of the Company’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Dividends generally will be taxable as ordinary income to holders, but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for non-corporate investors, as described below. In the case of corporate holders of MMP Shares, subject to applicable requirements and limitations, dividends may be eligible for the dividends received deduction available to corporations under Section 243 of the Internal Revenue Code. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. Earnings and profits are treated, for federal income tax purposes, as first being used to pay distributions on the MMP Shares, and then to the extent remaining, if any, to pay distributions on the Common Shares. Because the Company has elected not to be treated as a regulated investment company under the Internal Revenue Code, the Company is not entitled to designate dividends made with respect to the common shares and the MMP Shares as capital gain distributions.
     Under federal income tax law enacted on May 28, 2003, qualified dividend income received by individual and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.
     The Company will notify shareholders annually as to the federal income tax status of Company distributions to them.
     Sale or Redemption of MMP Shares. The sale of MMP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of MMP Shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such MMP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss and will be long-term capital gain or loss if the MMP Shares were held for more than twelve months. Similarly, a redemption by the Company (including a redemption resulting from liquidation of the Company), if any, of all the MMP Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Company, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.
Tax Consequences of Certain Investments
     Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.
     An MLP that satisfies the Qualifying Income rules is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his or her share of the partnership income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well —

capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.
     The Internal Revenue Code generally requires “publicly-traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must receive 90% of its income from specified sources of Qualifying Income.
     Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, refining, transportation (including pipelines), or the marketing of any mineral or natural resource. This means that most MLPs today are in energy, timber, or real estate related businesses.
     Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.
     It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash from the partnership. The tax is based not on money he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed.
     When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes. The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased resulting from the basis decrease resulting from prior distributions; or (2) his basis reaches zero.
     At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor’s share of each item of partnership income, gain, loss, deductions and credits. The investor will use that information to figure the investor’s taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate. If there is a net loss derived from the MLP, it is generally considered a “passive loss” under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.
     Because the Company is a corporation, the Company, and not its stockholders, will report the income or loss of the MLPs. Thus, the Company’s stockholders will not have to deal with any Schedule K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from the Company. In addition, due to the Company’s anticipated broad public ownership, the Company does not expect to be subject to the passive activity loss limitation rules mentioned in the preceding paragraph.
Backup Withholding
     The Company may be required to withhold for U.S. federal income purposes a portion of all taxable distributions (including redemption proceeds) payable to shareholders who fail to provide the Company with their correct taxpayer identification number or who fail to make required certifications, or if the Company or a stockholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Certain corporate and other stockholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.
Other Taxation
     Non-U.S. shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty.
     Investors are advised to consult their own tax advisors with respect to the application of the above-described general federal income tax rules to their own circumstances and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MMP Shares.
PROXY VOTING POLICIES
     The Company and the Advisor have adopted proxy voting policies and procedures (“Proxy Policy”), which they believe are reasonably designed to ensure that proxies are voted in the best interests of the Company and its stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to the Advisor. Because of the unique nature of MLPs in which the Company primarily invests, the Advisor shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.
     In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Advisor determines it has a conflict or the Advisor determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Advisor will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company’s stockholders. In the event requests for proxies are received with respect to debt securities, the Advisor will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company’s stockholders.
     The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Advisor and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).
     If a request for proxy presents a conflict of interest between the Company’s stockholders on one hand, and the Advisor, the principal underwriters, or any affiliated persons of the Company, on the other hand, Company management may (1) disclose the potential conflict to the Board of Directors and obtain consent; or (2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.
     Information regarding how the Company voted proxies for the period from its commencement of operations through June 30, 2005, is available without charge by calling the Company at 1-888-728-8784. You may also access this information on the SEC’s website at http://www.sec.gov. The Company’s website at www.tortoiseenergy.com provides a link to all of its reports on the SEC’s website.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, serves as the independent registered public accounting firm for the Company. Ernst & Young LLP will provide audit services, tax return preparation and assistance and consultation in connection with review of the Company’s filings with the Commission.
CUSTODIAN
     U.S. Bank, N.A. 425 Walnut Street, Cincinnati, OH 45202 serves as the custodian of the Company’s cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.01% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.
INTERNAL ACCOUNTANT
     U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as the Company’s internal accountant. For its services, the Company pays U.S. Bancorp a fee computed at $24,000 for the first $50 million of the Company’s Managed Assets, 0.0125% on the next $200 million of Managed Assets and 0.0075% on the balance of the Company’s Managed Assets. For the period beginning May 31, 2005 through                     , 2005, the Company paid U.S. Bancorp $      for internal accounting services.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the MMP Shares offered hereby, has been filed by the Company with the SEC. The Company’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to the Company and the offering of the MMP Shares. Statements contained in the Company’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS
TORTOISE ENERGY INFRASTRUCTURE CORPORATION
FINANCIAL STATEMENTS
[TO BE PROVIDED]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
[TO BE PROVIDED]

APPENDIX A–
ARTICLES SUPPLEMENTARY
MONEY MARKET CUMULATIVE PREFERRED SHARES
[TO BE PROVIDED]

APPENDIX B–
RATING OF INVESTMENTS
MOODY’S INVESTORS SERVICE, INC.
     Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
     “Aaa” Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
     “Aa” Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
     “A” Obligations rated A are considered upper-medium grade and are subject to low credit risk.
     “Baa” Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
     “B” Obligations rated B are considered speculative and are subject to high credit risk.
     “Caa” Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
     “Ca” Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     US Municipal and Tax-Exempt Ratings
     Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.
     “Aaa” Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     “Aa” Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     “A” Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     “Baa” Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     “Ba” Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     “B” Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     “Caa” Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     “Ca” Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     “C” Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans
     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:
     “MIG-1” This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     “MIG-2” This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     “VMIG 1” This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG 2” This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG 3” This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     Description of Moody’s Short Term Ratings
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     “P-1” Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     “NP” Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH RATINGS
     A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:
Long-Term Credit Ratings
Investment Grade
     “AAA” — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.
     “AA” — Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
Speculative Grade
     “BB” — Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     “CCC”, “CC”, “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘ C’ ratings signal imminent default.
     “DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.
Short-Term Credit Ratings
     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     “F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “B” — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
     “D” — Default. Denotes actual or imminent payment default.
     Notes to Long-term and Short-term ratings:
     "+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.
     “NR” indicates that Fitch Ratings does not rate the issuer or issue in question.
     “Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     “Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.
     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.
STANDARD & POOR’S CORPORATION
     A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
     Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
     Issue credit ratings are based in varying degrees, on the following considerations:
     1. Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     2. Nature of and provisions of the obligation; and
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.
     “AAA” — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     “AA” — An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
     C — The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
     D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     "+/-” — Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     “c” — The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.
     “P” — The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
     "*” — Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
     “r” — The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
     N.R. — Not rated.
     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
Bond Investment Quality Standards
     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.
Short-Term Issue Credit Ratings
Notes
     A Standard & Poor’s note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
     Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
     Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
     “SP-2” — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” — Speculative capacity to pay principal and interest.
     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.
Commercial Paper
     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
     “A-1” — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     “A-3” — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “C” — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     “D” — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.
     S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Part C—Other Information
Item 25. Financial Statements and Exhibits
1. Financial Statements:
     The Registrant’s audited financial statements dated                     , 2005, unaudited financial statements dated                     , 2005 and notes thereto are filed herein and appear in the Statement of Additional Information.
2. Exhibits:

Exhibit No.	Description of Document
a.1.	Articles of Incorporation (1)

a.2.	Articles of Amendment (2)

a.3	Form of Articles Supplementary**

b.	Bylaws (1)

c.	Inapplicable.

d.1.	Form of Preferred Stock Certificate**

d.2.	Fitch Guidelines and Moody's Guidelines**

e.	Dividend Reinvestment Plan (3)

f.	Inapplicable.

g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (5)

h.1.	Form of Underwriting Agreement**

h.2.	Form of Master Agreement Among Underwriters**

h.3.	Form of Master Selected Dealers Agreement**

i.	Inapplicable.

j.	Custody Agreement (4)

k.1.	Stock Transfer Agency Agreement (4)

k.2.	Fund Administration Servicing Agreement (4)

k.3.	Fund Accounting Servicing Agreement (4)

l.	Opinion of Venable LLP**

m.	Inapplicable.

n.1.	Opinion of Blackwell Sanders Peper Martin LLP

n.2.	Consent of Independent Registered Public Accounting Firm**

o.	Inapplicable.

p.	Initial Subscription Agreement (2)

q.	Inapplicable.

r.1.	Code of Ethics for the Registrant (2)

r.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C. (2)

s.	Powers of Attorney*

*	Filed herewith

**	To be filed by amendment

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, Filed on March 8, 2005 (File Nos. 333-123180 and 811-21725).

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed April 29, 2005 (File Nos. 333-123180 and 811-21725).

(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on October 12, 2005 (File Nos. 333-128063 and 811-21725).

(4)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, Filed on September 2, 2005 (File Nos. 333-128063 and 811-21725).

(5)	Incorporated by reference to Pre-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2, filed November 8, 2005 (File Nos. 333-123180 and 811-21725).
Item 26. Marketing Arrangements
     Reference will be made to the underwriting agreement for the Registrant’s MMP Shares to be filed in an amendment to the Registrant’s Registration Statement.
Item 27. Other Expenses and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission fees	$

Directors’ fees and expenses	$

Printing (other than certificates)	$

Accounting fees and expenses	$

Legal fees and expenses	$

Rating Agency fees	$

Trustee fees	$

Auction Agent fees	$

Miscellaneous	$

Total	$
Item 28. Persons Controlled by or Under Common Control
     None.
Item 29. Number of Holders of Securities
     As of                     , 2005, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Shares ($0.001 par value)	—
Item 30. Indemnification
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

     The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.
     Maryland law requires a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Item 31. Business and Other Connections of Investment Advisor
     The information in the Statement of Additional Information under the caption “Management of the Company-Directors and Officers” is hereby incorporated by reference.
Item 32. Location of Accounts and Records
     All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, at the offices of the custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, or at the offices of the transfer agent, Computershare Investor Services, LLC., 2 North LaSalle Street, Chicago, Illinois 60602 or at the offices of the administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53292, at the offices of the Auction Agent, The Bank of New York, 101 Barclay Street, 7W, New York, New York

     10286 or at the offices of the Trustee, The Bank of New York Trust Company, N.A., 2 North LaSalle Street, Chicago, Illinois 60602.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     1. The Registrant undertakes to suspend the offering of the Tortoise Notes until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as state in the Prospectus.
     2. Not applicable.
     3. Not applicable.
     4. Not applicable.
     5. The Registrant is filing this Registration Statement pursuant to Rule 430A and undertakes that: (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designated to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas on the 22nd day of November, 2005.

Tortoise Energy Capital Corporation
By:	/s/ David J. Schulte
David J. Schulte, President & CEO

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Terry C. Matlack Terry C. Matlack	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	November 22, 2005 Date
/s/ David J. Schulte David J. Schulte	Chief Executive Officer (Principal Executive Officer)	November 22, 2005 Date
/s/ Conrad S. Ciccotello Conrad S. Ciccotello	Director	November 22, 2005 Date
/s/ John R. Graham John R. Graham	Director	November 22, 2005 Date
/s/ Charles E. Heath Charles E. Heath	Director	November 22, 2005 Date
/s/ H. Kevin Birzer H. Kevin Birzer	Director	November 22, 2005 Date

Exhibit Index

Exhibit No.	Description of Document
a.1.	Articles of Incorporation (1)

a.2.	Articles of Amendment (2)

a.3	Form of Articles Supplementary**

b.	Bylaws (1)

c.	Inapplicable.

d.1.	Form of Preferred Stock Certificate**

d.2.	Fitch Guidelines and Moody's Guidelines**

e.	Dividend Reinvestment Plan (3)

f.	Inapplicable.

g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (5)

h.1.	Form of Underwriting Agreement**

h.2.	Form of Master Agreement Among Underwriters**

h.3.	Form of Master Selected Dealers Agreement**

i.	Inapplicable.

j.	Custody Agreement (4)

k.1.	Stock Transfer Agency Agreement (4)

k.2.	Fund Administration Servicing Agreement (4)

k.3.	Fund Accounting Servicing Agreement (4)

l.	Opinion of Venable LLP**

m.	Inapplicable.

n.1.	Opinion of Blackwell Sanders Peper Martin LLP

n.2.	Consent of Independent Registered Public Accounting Firm**

o.	Inapplicable.

p.	Initial Subscription Agreement (2)

q.	Inapplicable.

r.1.	Code of Ethics for the Registrant (2)

r.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C. (2)

s.	Powers of Attorney*

*	Filed herewith

**	To be filed by amendment

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, Filed on March 8, 2005 (File Nos. 333-123180 and 811-21725).

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed April 29, 2005 (File Nos. 333-123180 and 811-21725).

(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on October 12, 2005 (File Nos. 333-128063 and 811-21725).

(4)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, Filed on September 2, 2005 (File Nos. 333-128063 and 811-21725).

(5)	Incorporated by reference to Pre-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2, filed November 8, 2005 (File Nos. 333-123180 and 811-21725).